                                 Exhibit 10rr



                         LEVI STRAUSS ASSOCIATES INC.
                         ----------------------------

                         EMPLOYEE LONG-TERM INVESTMENT
                         -----------------------------

                               AND SAVINGS PLAN
                               ----------------

             (As Amended and Restated Effective November 27, 1989, with main text reflecting certain changes as of April 1, 1995)

                         LEVI STRAUSS ASSOCIATES INC.

                         EMPLOYEE LONG-TERM INVESTMENT

                               AND SAVINGS PLAN

             (As Amended and Restated Effective November 27, 1989, with main text reflecting certain changes as of April 1, 1995)

                               TABLE OF CONTENTS

                                                                        Page
                                                                        ----

SECTION 1    INTRODUCTION AND PERSONS TO WHOM PLAN APPLIES..............   1
    1.1      Introduction...............................................   1
    1.2      Persons to Whom Plan Applies...............................   1

SECTION 2    DEFINITIONS................................................   2
    2.1      "Accounts".................................................   2
    2.2      "Act"......................................................   2
    2.3      "Administrative Committee".................................   2
    2.4      "Affiliated Company".......................................   2
    2.5      "Alternate Payee"..........................................   2
    2.6      "Annual Additions".........................................   2
    2.7      "Annuity Starting Date"....................................   3
    2.8      "Beneficiary"..............................................   3
    2.9      "Board of Directors".......................................   3
    2.10     "Code".....................................................   4
    2.11     "Committee"................................................   4
    2.12     "Company"..................................................   4
    2.13     "Compensation".............................................   4
    2.14     "Domestic Relations Order".................................   4
    2.15     "Effective Date"...........................................   4
    2.16     "Employee".................................................   4
    2.17     "Fair Market Value"........................................   6
    2.18     "Forfeiture"...............................................   6
    2.19     "Fund".....................................................   6
    2.20     "Highly Compensated Employee"..............................   6
    2.21     "Highly Compensated Former Employee".......................   8
    2.22     "Hour of Service"..........................................   8
    2.23     "Inactive Member"..........................................   8
    2.24     "Investment Committee".....................................   8


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    2.25     "Investment Manager".......................................   8
    2.26     "IRS"......................................................   8
    2.27     "Labor Department".........................................   8
    2.28     "LS&CO."...................................................   8
    2.29     "LSAI Stock"...............................................   8
    2.30     "Matching Account".........................................   9
    2.31     "Matching Contribution"....................................   9
    2.32     "Member"...................................................   9
    2.33     "Member Contributions".....................................   9
    2.34     "Membership Date"..........................................   9
    2.35     "Mutual Fund"..............................................   9
    2.36     "Normal Retirement Age"....................................   9
    2.37     "Participating Company"....................................   9
    2.38     "Plan".....................................................   9
    2.39     "Plan Benefit".............................................   9
    2.40     "Plan Year"................................................   9
    2.41     "Post-Tax Account".........................................   9
    2.42     "Post-Tax Contributions"...................................   9
    2.43     "Pre-Tax Account"..........................................  10
    2.44     "Pre-Tax Contributions"....................................  10
    2.45     "Qualified Domestic Relations Order".......................  10
    2.46     "Qualified Member".........................................  10
    2.47     "Registration Rights Agreement"............................  10
    2.48     "Regulations"..............................................  10
    2.49     "Required Beginning Date"..................................  10
    2.50     "Retiree Coordinator"......................................  10
    2.51     "Rollover Account".........................................  10
    2.52     "Rollover Contributions"...................................  10
    2.53     "Service"..................................................  11
    2.54     "Special Company Account"..................................  12
    2.55     "Special Company Contribution".............................  12
    2.56     "Surviving Spouse".........................................  12
    2.57     "Total Compensation".......................................  12
    2.58     "Totally and Permanently Disabled".........................  14
    2.59     "Trust Agreement"..........................................  14
    2.60     "Trust Fund"...............................................  14
    2.61     "Trustee"..................................................  14
    2.62     "Valuation Date"...........................................  14
    2.63     "Vested Interest"..........................................  14
    2.64     "Year of Service"..........................................  14


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                                                                        Page
                                                                        ----

SECTION 3    MEMBERSHIP AND TRANSFER....................................  15
    3.1      Commencement of Membership.................................  15
    3.2      Rehired and Transferred Employees..........................  15
    3.3      Suspension of Membership...................................  15
    3.4      Termination of Membership..................................  16
    3.5      Highly Compensated Employees...............................  16

SECTION 4    MEMBER CONTRIBUTIONS.......................................  17
    4.1      Election to Make Contributions.............................  17
    4.2      Maximum Pre-Tax Contributions..............................  17
    4.3      Change or Suspension of Contributions......................  17
    4.4      Resumption of Contributions................................  17
    4.5      Withholding and Deposit With Trustee; Crediting Accounts...  17
    4.6      Distribution of Excess Contributions and Deferrals.........  18
    4.7      Rollover Contributions.....................................  18

SECTION 5    MATCHING AND SPECIAL COMPANY CONTRIBUTIONS.................  20
    5.1      Matching Contribution......................................  20
    5.2      Special Company Contribution...............................  20
    5.3      Deposit with Trustee; Crediting Accounts...................  21
    5.4      Curtailment or Distribution from Plan of Excess Aggregate
             Contributions..............................................  21

SECTION 6    TRUST FUND, INVESTMENTS AND INVESTMENT DIRECTIONS..........  23
    6.1      Trust Fund.................................................  23
    6.2      Investment of Contributions................................  23
    6.3      Reinvestment of Contributions..............................  24
    6.4      Investment by Alternate Payees.............................  25
    6.5      Allocation of Voting Rights................................  25
    6.6      Exercise of Voting Rights..................................  26
    6.7      Other Instructions by Members..............................  26
    6.8      Participant Directed Accounts..............................  27

SECTION 7    VALUATIONS AND STATEMENTS..................................  29
    7.1      Valuation of Accounts......................................  29
    7.2      Statements.................................................  29

SECTION 8    WITHDRAWALS................................................  30


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    8.1      Withdrawals from Post-Tax Accounts.........................  30
    8.2      Withdrawals from Rollover Accounts.........................  30
    8.3      Requirements for Hardship and Disability Withdrawals.......  30
    8.4      Payment of Withdrawals.....................................  32
    8.5      Valuation Date.............................................  32
    8.6      Withdrawals by Alternate Payees............................  32

SECTION 9    PLAN BENEFITS..............................................  33
    9.1      Vesting in Accounts........................................  33
    9.2      Amount of Plan Benefit.....................................  33
    9.3      Valuation of Plan Benefit..................................  33
    9.4      Form of Payment............................................  33
    9.5      Time of Payment............................................  35
    9.6      Death Benefit..............................................  36
    9.7      Limitation on Time of Payment..............................  36
    9.8      Undeliverable Checks.......................................  37

SECTION 10   ALLOCATION LIMITATIONS.....................................  38
    10.1     Limitation on Annual Additions.............................  38
    10.2     Combined Limitation on Benefits and Contributions..........  38
    10.3     Reduction of Excess Annual Additions.......................  38
    10.4     Disposition of Excess Annual Additions.....................  38

SECTION 11   FUNDING POLICY AND METHOD..................................  40
    11.1     Contributions..............................................  40
    11.2     Trust Fund.................................................  40
    11.3     Expenses of the Plan.......................................  40
    11.4     Cash Requirements..........................................  40
    11.5     Independent Accountant.....................................  40
    11.6     Loans from Parties-In-Interest.............................  41

SECTION 12   BENEFICIARIES..............................................  42

SECTION 13   ADMINISTRATION AND OPERATION OF THE PLAN...................  43
    13.1     Plan Administrator.........................................  43
    13.2     Control and Management of Plan Assets......................  43
    13.3     Trustees and Investment Managers...........................  43
    13.4     Committee Membership.......................................  44
    13.5     Reports to Board of Directors..............................  44
    13.6     Employment of Advisers.....................................  44


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                                                                        Page
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    13.7     Limitations on Committee Actions...........................  44
    13.8     Committee Meetings.........................................  45

SECTION 14   CLAIMS AND REVIEW PROCEDURES...............................  46
    14.1     Applications for Benefits..................................  46
    14.2     Denial of Applications.....................................  46
    14.3     Requests for Review........................................  46
    14.4     Decisions on Review........................................  47
    14.5     Exhaustion of Administrative Remedies......................  47

SECTION 15   TERMINATION OF EMPLOYER PARTICIPATION......................  48
    15.1     Termination by Participating Company.......................  48
    15.2     Effect of Termination......................................  48
    15.3     IRS Termination Procedure..................................  48
    15.4     Termination of the Plan....................................  48

SECTION 16   AMENDMENT, MERGER OR TERMINATION OF THE PLAN AND TRUST.....  49
    16.1     Right to Amend.............................................  49
    16.2     Plan Merger or Consolidation...............................  49
    16.3     Termination of the Plan....................................  49
    16.4     Partial Termination of the Plan............................  49
    16.5     Manner of Distribution.....................................  50
    16.6     Restrictions on Liquidation of Trust Fund Upon Termination.  50

SECTION 17   INALIENABILITY OF BENEFITS.................................  51
    17.1     No Assignment Permitted....................................  51
    17.2     Return of Contributions....................................  51
    17.3     Qualified Domestic Relations Orders........................  52

SECTION 18   TOP-HEAVY PROVISIONS.......................................  54
    18.1     Determination of Top-Heavy Status..........................  54
    18.2     Minimum Allocations........................................  54
    18.3     Minimum Vesting............................................  55
    18.4     Impact on Maximum Benefits.................................  55

SECTION 19   GENERAL LIMITATIONS AND PROVISIONS.........................  56
    19.1     No Employment Rights.......................................  56
    19.2     Payments from the Trust....................................  56
    19.3     Payments to Minors or Incompetents.........................  56


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                                                                        Page
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    19.4     Lost Members or Other Persons..............................  56
    19.5     Personal Data to the Administrative Committee..............  56
    19.6     Insurance Contracts........................................  57
    19.7     Notice to the Administrative Committee.....................  57
    19.8     Notices to Members and Beneficiaries.......................  57
    19.9     Word Usage.................................................  57
    19.10    Headings...................................................  57
    19.11    Governing Law..............................................  57
    19.12    Heirs and Successors.......................................  57
    19.13    Withholding................................................  58


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                                                                        Page
                                                                        ----

APPENDIX A   PRIOR PLAN PROVISIONS...................................... A-1

APPENDIX B   BLACKOUT PROVISIONS........................................ B-1

APPENDIX C   FUNDS...................................................... C-1

APPENDIX D   ADDITIONAL ELIGIBLE WITHDRAWALS............................ D-1


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

                         LEVI STRAUSS ASSOCIATES INC.
                         EMPLOYEE LONG-TERM INVESTMENT
                               AND SAVINGS PLAN

             (As Amended and Restated Effective November 27, 1989, with main text reflecting certain changes as of April 1, 1995)


1                        INTRODUCTION AND PERSONS TO WHOM PLAN APPLIES.
-                        ---------------------------------------------

        1.1   Introduction.  Effective August 1, 1989, the Levi Strauss
              ------------
Associates Inc. Employee Long-Term Investment and Savings Plan ("ELTIS") was established to provide eligible employees ("Employees") with a program of regular savings supplemented by Matching Contributions. ELTIS was amended from time to time after August 1, 1989, to comply with certain provisions of relevant law or effect other changes desired by Levi Strauss Associates Inc.

By this amendment and restatement (the "Plan"), Levi Strauss Associates Inc. intends to amend ELTIS (1) effective November 27, 1989 to comply with the Tax Reform Act of 1986 and other applicable legislation and (2) effective April 1, 1995, to effect certain plan design changes, including changes relating to a change in recordkeeper. Levi Strauss Associates Inc. intends that the Plan continue to qualify as a profit sharing plan under section 401(a) and related sections of the Code and as a cash or deferred arrangement under section 401(k) of the Code and that the trust established under the Plan continue to qualify as a tax-exempt trust under section 501(a) of the Code.

This amended and restated Plan is generally effective November 27, 1989. Certain provisions of the Plan which were in effect on or after November 27, 1989, but which were amended before April 1, 1995 are included in Appendix A.

        1.2   Persons to Whom Plan Applies.  This Plan document is not a new
              ----------------------------
Plan which succeeds the Plan as previously in effect, but is an amendment and restatement of the Plan as in effect before the Effective Date. The amount, right to and form of any benefits under the Plan of each Member who is an Employee on and after the Effective Date, or of persons claiming benefits through such a Member, will be determined under this Plan. The amount, right to and form of any benefits under this Plan of each Member who has separated from Service with Levi Strauss Associates Inc. or an Affiliated Company, or of persons who are claiming benefits through such a Member, will be determined in accordance with the provisions of the Plan in effect on the date of the Member's separation from Service, except as may otherwise be expressly provided under this Plan, or unless the Member again becomes an Employee on or after the Effective Date. This amended and restated Plan will not reduce any Member's Plan


EMPLOYEE LONG-TERM INVESTMENT
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Benefit under the Plan, as determined on the date immediately preceding the
Effective Date, and this Plan will be construed accordingly.


EMPLOYEE LONG-TERM INVESTMENT
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                                       2

2                        DEFINITIONS.
-                        -----------

        When used in this Plan document the following terms will have the following meanings:

        2.1   "Accounts" means to the extent applicable to a Member one or more
               --------
of the following Accounts:

              (a)   Pre-Tax Account;

              (b)   Matching Account;

              (c)   Special Company Account; and

              (d)   Post-Tax Account.

        2.2   "Act" means the Employee Retirement Income Security Act of 1974,
               ---
as amended, and any Regulations or rulings issued under the Act.

        2.3   "Administrative Committee" means the committee appointed to
               ------------------------
administer the Plan as described in Section 13.4.

        2.4   "Affiliated Company" means:
               ------------------

              (a) A corporation that is a member of a controlled group of corporations (as defined in section 414(b) of the Code) which includes Levi Strauss Associates Inc.;

              (b) Any trade or business (whether or not incorporated) that is in common control (as defined in section 414(c) of the Code) with Levi Strauss Associates Inc.;

              (c) An organization (whether or not incorporated) that is a member of an affiliated service group (as defined in section 414(m) of the Code) which includes Levi Strauss Associates Inc.;

              (d) Any other entity required to be aggregated with Levi Strauss Associates Inc. under section 414(o) of the Code; or

              (e) Any other entity designated as an Affiliated Company by the Board of Directors.


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        2.5   "Alternate Payee" means the spouse, former spouse, child or other
               ---------------
dependent of a Member who is recognized under a Domestic Relations Order as having a right to receive all, or a portion, of a Member's Plan Benefit.

        2.6   "Annual Additions" means the sum of the following additions to the
               ----------------
Member's Accounts for the Plan Year:

              (a) The aggregate employee contributions which the Member contributes to all qualified retirement plans maintained by the Company and all Affiliated Companies, including Post-Tax Contributions to this Plan;

              (b) The amount of contributions made on behalf of the Member to any qualified defined contribution plan maintained by the Company and all Affiliated Companies under an election by the Member under a qualified cash or deferred arrangement, including Pre-Tax Contributions to this Plan;

              (c) The amount of employer contributions and forfeitures allocated to the Member under any qualified defined contribution plan maintained by the Company and any Affiliated Company, including Matching Contributions and Special Company Contributions to this Plan; and

              (d) Contributions allocated to any individual medical benefit account (within the meanings of sections 415(l) and 419A(d)(2) of the Code) that is established for the Member.

        Employee contributions will be determined without regard to any rollover contributions (as defined in sections 402(a)(5), 403(a)(4), 403(b)(8) and 403(d)(3) of the Code) and without regard to any employee contributions to a simplified employee pension plan which are excludable from income under section 408(k)(6) of the Code. In addition, the 25% of compensation limitation described in section 415(c)(1)(B) of the Code will not apply to any contribution for medical benefits (within the meaning of section 419A(f)(2) of the Code) after the Member's separation from Service which is treated as an Annual Addition.

        2.7   "Annuity Starting Date" means the first day of the first month for
               ---------------------
which an amount is payable as an annuity. The Annuity Starting Date for a Member who elects (with the consent of his or her spouse if the Member is legally married) to receive his or her Plan Benefit in a form other than an annuity in accordance with Section 9.4 is the first day on which all events (including the passing of the day on which benefit payments are scheduled to begin) have occurred which entitle the Member to receive his or her first benefit payment from the Plan.

        2.8   "Beneficiary" means the beneficiary or beneficiaries designated by
               -----------
a Member under Section 9.1 and Section 12 (or any other person or persons designated as such under


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                                       4
applicable law) to receive the amount, if any, payable under the Plan upon the death of the Member.

        2.9   "Board of Directors" means the Board of Directors of Levi Strauss
               ------------------
Associates Inc. The Board of Directors may delegate to any committee, subcommittee or any of its members, or to any agent, its authority to perform any act under the Plan, including without limitation those matters involving the exercise of discretion. Any such delegation of discretion will be subject to revocation at any time at the discretion of the Board of Directors. Any reference to the Board of Directors in connection with such delegated authority will be deemed a reference to the delegate or delegates.

        2.10  "Code" means the Internal Revenue Code of 1986, as amended, and
               ----
any Regulations or rulings issued under the Code.

        2.11  "Committee" means the Administrative Committee or Investment
               ---------
Committee, as applicable.

        2.12  "Company" means Levi Strauss Associates Inc., LS&CO. and each
               -------
other Participating Company or any of them.

        2.13  "Compensation" means a Member's compensation for a Plan Year paid
               ------------
by the Company for services while an Employee and a Member during that Plan Year, as reported on IRS Form W-2, including the Member's Pre-Tax Contributions to the Plan for such Plan Year. The term "Compensation" does not include any bonuses (except for cash profit sharing payments), relocation expenses, gifts on account of retirement, severance payments, pay in lieu of notice and noncash compensation such as prizes and awards. A Member's Compensation will be determined by the Administrative Committee and such determination will be conclusive and binding on all persons.

        For Plan Years beginning on and after the November 27, 1989, Compensation for any Plan Year in excess of $200,000 or any successor limitation as provided for the Plan year in section 401(a)(17) of the Code (as adjusted as provided under section 401(a)(17) of the Code) will be disregarded. In determining the Compensation of a Member, the family aggregation rules under section 414(q) of the Code will apply, except that in applying these rules, the term "family" will only include the spouse of the Member and any lineal descendants of the Member who have not reached age 19 before the close of the Plan Year.

        2.14  "Domestic Relations Order" means any judgement, decree or order
               ------------------------
(including approval of a property settlement agreement) that:


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

              (a) Relates to the provision of child support, alimony payments or marital property rights to a spouse, former spouse, child or other dependent of a Member; and

              (b) Is entered or made under the domestic relations or community property laws of any state.

        2.15  "Effective Date" means November 27, 1989, except as expressly
               --------------
stated otherwise in this document or as required by the Tax Reform Act of 1986, as amended, and other applicable legislation.

        2.16  "Employee" means any person who is employed by the Company
               --------
excluding:

              (a) Any employee of LS&CO. who is paid from the home office of Levi Strauss Associates Inc.;

              (b)   Any stocktaker, Retiree Coordinator or "Temporary Employee;"

              (c) Any employee who is not employed in a state or territory of the United States or who receives no remuneration from the Company that constitutes income from sources within the United States (within the meaning of section 861(a)(3) of the Code);

              (d)   An alien who:

                    (i) Receives remuneration from the Company which constitutes income from sources within the United States (within the meaning of section 861(a)(3) of the Code); and

                    (ii) Has been transferred by the Company from a job outside the United States to a job within the United States, during any period with respect to which the alien is benefiting (by reason of accruing a benefit or making or having contributions made on the alien's behalf) under:

                           (A) A retirement plan established or maintained outside of the United States by a foreign subsidiary (including a domestic subsidiary operating abroad) or foreign division of the Company; or

                           (B)   The Levi Strauss International Retirement Plan
for Third Country National Employees or any successor or similar plan maintained by the Company or any Affiliated Company;


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

              (e) A United States citizen locally hired by a foreign subsidiary (including a domestic subsidiary operating abroad) or foreign division of the Company;

              (f) Any employee who is included in a unit of employees covered by a negotiated collective bargaining agreement which does not provide for his or her membership in the Plan;

              (g) A "leased employee" (as defined in section 414(n) or section 414(o) of the Code) who is providing services to the Company or an Affiliated Company;

              (h) An employee who is included in a group or classification of employees on the payroll of a company designated by the Board of Directors as not being eligible to participate in the Plan; or

              (i) A Highly Compensated Employee, with respect to the eligibility to make Member Contributions or receive an allocation of Matching Contributions only.

        A member of the board of directors of the Company is not eligible for membership in the Plan unless he or she is also an Employee of the Company. The Board of Directors may, on a nondiscriminatory basis, designate as an Employee any person described in (c), (d) or (e) above. Such designation must be made in writing after receiving the advice of counsel.

        A "Temporary Employee" means a person who:

                    (i) Is hired to fill, for a period not to exceed 6 calendar months, a position which arises from either an emergency situation or the temporary absence of an Employee; or

                    (ii) Is subject, as a condition of such employment, to termination without prior notice at any time.

        A person's status as an Employee will be determined by the Administrative Committee and such determination will be conclusive and binding on all persons.

        2.17  "Fair Market Value" means the value of a share of LSAI Stock,
               -----------------
determined by the latest independent appraisal of the value of LSAI Stock obtained by the Investment Committee. If LSAI Stock is offered to the public under the Registration Rights Agreement, "Fair Market Value" will mean the net proceeds realized by the Trustee in selling shares of LSAI Stock under such offering until LSAI Stock is reappraised or until a public market for LSAI Stock arises.


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

        2.18  "Forfeiture" means the portion of a Member's Matching Account and
               ----------
Special Company Contribution Account which is forfeited under Section 9.1.

        2.19  "Fund" means any of the investment funds described in Section 6.1.
               ----

        2.20  "Highly Compensated Employee" means an Employee who:
               ---------------------------

              (a)   During the preceding Plan Year:

                    (i) Was at any time a 5% owner of the Company or an Affiliated Company (as defined in section 416(i)(1) of the Code);

                    (ii) Received "compensation" from the Company or an Affiliated Company in excess of $75,000 (as adjusted under Regulations or rulings issued by the IRS);

                    (iii) Received "compensation" from the Company or an Affiliated Company in excess of $50,000 (as adjusted under Regulations or rulings issued by the IRS) and was in the top 20% of employees of the Company and all Affiliated Companies when ranked on the basis of "compensation" paid during such Plan Year (referred to as the "Top Paid Group" under IRS Regulations); or

                    (iv) Was at any time an officer of the Company or an Affiliated Company and received "compensation" greater than 50% of the amount in effect under section 415(b)(1)(A) of the Code; or

              (b)   During the Plan Year:

                    (i) Was at any time a 5% owner of the Company or an Affiliated Company (as defined in section 416(i)(1) of the Code); or

                    (ii) Satisfies the requirements of paragraphs (ii), (iii), or (iv) of Section a and is a member of the group consisting of the 100 employees of the Company and all Affiliated Companies paid the greatest "compensation" during the Plan Year.

        For purposes of determining the number of employees in the Top Paid Group for a Plan Year, the following employees, as described in section 414(q)(8) and section 414(q)(11) of the Code, will be excluded:

                    (i)    Those who have not completed 6 months of service;


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

                    (ii) Those who normally work less than 17-1/2 hours per week;

                    (iii) Those who normally work less than 6 months during any year;

                    (iv)   Those who have not attained age 21;

                    (v)    Those subject to a collective bargaining agreement;
        and

                    (vi) Nonresident aliens who receive no earned income from sources within the United States.

        The Administrative Committee will determine whether an employee is an officer based on the responsibilities of the employee with the Company or an Affiliated Company. Of those employees determined to be officers, no more than 50 employees (or, if less, the greater of 3 employees or 10% of the employees, excluding all employees described in section 414(q)(8) and section 414(q)(11) of the Code) will be treated as officers. Further, if no officer receives the level of "compensation" described in Section 2.20(a)(iv), the highest paid officer of the Company and all Affiliated Companies will be treated as a Highly Compensated Employee described in Section 2.20(a)(iv).

        For purposes of determining whether an employee is a Highly Compensated Employee only, any person who is a member of the family of a 5% owner or of a Highly Compensated Employee in the group consisting of the 10 Highly Compensated Employees paid the greatest "compensation" during the Plan Year:

                    (i)    Will not be considered a separate employee; and

                    (ii) Any "compensation" paid to the person and any Company or Employee contributions made on behalf of the person will be treated as if it were paid to or on behalf of the 5% owner or Highly Compensated Employee.

For purposes of the immediately preceding sentence, the term "family" means, with respect to any employee, the employee's spouse and lineal ascendants or descendants and the spouses of such lineal ascendants or descendants.

        "Compensation" means Total Compensation as defined in Section 2.57 of the Plan determined without regard to section 125 of the Code (regarding contributions to a cafeteria plan); section 402(a)(8) of the Code (regarding contributions to a 401(k) plan); and section 402(h)(1)(B) of the Code (regarding contributions to a simplified employee pension plan), and in the case of employer contributions made under a salary reduction agreement, without regard to section 403(b) (regarding annuity contracts).


EMPLOYEE LONG-TERM INVESTMENT
AND SAVINGS PLAN

        2.21  "Highly Compensated Former Employee" means a former employee who
               ----------------------------------
separates from Service before the beginning of the Plan Year and who was a Highly Compensated Employee for either:

              (a)   The employee's year of separation from Service, or

              (b) Any Plan Year ending on or after the employee's 55th birthday.

An employee who performs no services for the Company or an Affiliated Company during the Plan Year will be treated as a former employee.

        2.22  "Hour of Service" means an hour of employment for which an
               ---------------
Employee is paid or is entitled to payment for the performance of duties as determined under the Labor Department Regulations governing the computation of hours of service.

        2.23  "Inactive Member" means an individual participating in the Plan
               ---------------
under Section 3.3 and 3.5.

        2.24  "Investment Committee" means the committee appointed to manage and
               --------------------
control the Plan's assets as described in Section 13.4.

        2.25  "Investment Manager" means a person who is appointed to direct the
               ------------------
investment of all or any part of the Trust Fund under Section 13.2 and is either a bank, an insurance company or a registered investment adviser under the Investment Advisers Act of 1940 and who has acknowledged in writing that it is a fiduciary with respect to the Plan.

        2.26  "IRS" means the United States Internal Revenue Service.
               ---

        2.27  "Labor Department" means the United States Department of Labor.
               ----------------

        2.28  "LS&CO." means Levi Strauss & Co., a Delaware corporation.
               ------

        2.29  "LSAI Stock" means shares of common or preferred stock of Levi
               ----------
Strauss Associates Inc. that have been authorized for issuance to or ownership by the Trustee.

        2.30  "Matching Account" means the account maintained for a Member to
               ----------------
hold the Member's Matching Contributions.

        2.31  "Matching Contribution" means the contribution made by the Company
               ---------------------
under Section 5.1.


EMPLOYEE LONG-TERM INVESTMENT
AND SAVINGS PLAN

        2.32  "Member" means a person who is either an "Active Member" who
               ------
participates in all features of the Plan or an "Inactive Member" who only participates in certain features of the Plan under Section 3.3 or Section 3.5.

        2.33  "Member Contributions" means Post-Tax Contributions and/or Pre-Tax
               --------------------
Contributions.

        2.34  "Membership Date" means the first day of each payroll period.
               ---------------

        2.35  "Mutual Fund" means a regulated investment company, as defined in
               -----------
Section 851 of the Code.

        2.36  "Normal Retirement Age" means age 65.
               ---------------------

        2.37  "Participating Company" means LS&CO. or any Affiliated Company,
               ---------------------
the board of directors or equivalent governing body of which adopts the Plan and the Trust Agreement by appropriate action with the written consent of the Board of Directors. Any Affiliated Company which so adopts the Plan will be deemed to appoint Levi Strauss Associates Inc., the Administrative Committee, the Investment Committee and the Trustee as its exclusive agents to exercise on its behalf all of the power and authority conferred under this Plan, or by the Trust Agreement, upon the Company. The authority of Levi Strauss Associates Inc., the Committees and the Trustee to act as such agents will continue until the Plan is terminated as to the Affiliated Company and the relevant portion of the Trust Fund has been distributed by the Trustee as provided in Section 15.2.

        2.38  "Plan" means this Levi Strauss Associates Inc. Employee Long-Term
               ----
Investment and Savings Plan, as amended from time to time.

        2.39  "Plan Benefit" means the benefit distributable to a Member or
               ------------
Beneficiary under Section 9.

        2.40  "Plan Year" means the annual period corresponding to LS&CO.'s
               ---------
fiscal year for federal income tax purposes.

        2.41  "Post-Tax Account" means the account maintained for a Member to
               ----------------
hold the Member's Post-Tax Contributions.

        2.42  "Post-Tax Contributions" means post-tax contributions made by a
               ----------------------
Member under Section 4.1.


EMPLOYEE LONG-TERM INVESTMENT
AND SAVINGS PLAN

        2.43  "Pre-Tax Account" means the account maintained by a Member to hold
               ---------------
the Member's Pre-Tax Contributions.

        2.44  "Pre-Tax Contributions" means the contributions made to the Plan
               ---------------------
on behalf of a Member under Section 4.1.

        2.45  "Qualified Domestic Relations Order" means a Domestic Relations
               ----------------------------------
Order that satisfies the requirements described in Section 17.3.

        2.46  "Qualified Member" means a Member who has reached age 63, or who
               ----------------
has reached age 53 and completed at least 13 Years of Service.

        2.47  "Registration Rights Agreement" means the registration rights
               -----------------------------
agreement entered into by Levi Strauss Associates Inc. and the Trustee, as amended from time to time, under which the Trustee may require Levi Strauss Associates Inc. under certain circumstances to register Stock under the Securities Act of 1933.

        2.48  "Regulations" means the applicable regulations issued under the
               -----------
Code or the Act by the IRS or the Labor Department or any other governmental authority and any temporary rules promulgated by such authorities pending the issuance of such regulations.

        2.49  "Required Beginning Date" generally means April 1 of the calendar
               -----------------------
year following the calendar year in which the Member attains age 70-1/2. However, the Required Beginning Date for a Member who is not a 5% owner, within the meaning of section 416(i)(1)(B)(i) of the Code, who attained age 70-1/2 during 1988, and had not retired by the Effective Date, will be April 1, 1990. In addition, the Required Beginning Date for a Member who attained age 70-1/2 before January 1, 1988, and who was not a 5% owner, within the meaning of section 416(i)(1)(B)(i) of the Code, during any Plan Year ending with or within the Plan Year in which he or she reached age 66-1/2 or any subsequent year, is the April 1 following the later of the calendar year in which the Member reaches
                          -----
age 70-1/2 or retires. Lastly, the Required Beginning Date for a Member who filed a written election under section 242(b) of the Tax Equity and Fiscal Responsibility Act of 1982 before January 1, 1984, will be the date specified in such election if the election satisfies all of the applicable requirements specified by the IRS, as determined by the Administrative Committee.

        2.50  "Retiree Coordinator" means a retired Employee of the Company who
               -------------------
resumes employment with the Company or an Affiliated Company on a temporary basis for the purpose of providing personal relations type services to other retired employees of the Company or an Affiliated Company.


EMPLOYEE LONG-TERM INVESTMENT
AND SAVINGS PLAN

        2.51  "Rollover Account" means the account maintained for a Member to
               ----------------
hold the Member's Rollover Contributions.

        2.52  "Rollover Contributions" means the rollover contributions made by
               ----------------------
a Member under Section 4.7.

        2.53  "Service" means employment (whether or not as an Employee) with
               -------
the Company or an Affiliated Company. Service will begin on the date an Employee first performs 1 Hour of Service for the Company or an Affiliated Company. Service will end on the earlier of:
                        -------

               (a)  The date the Employee retires;

               (b)  The date the Employee dies;

               (c)  The date the Employee terminates employment; or

               (d) The first anniversary of the date the Employee is absent from Service for any other reason (e.g. an authorized leave of absence as described in paragraphs (i) and (ii), etc. below).

        Subject to any applicable rules of the Administrative Committee (which rules will be uniformly applicable to all Employees similarly situated), Service includes:

                    (i)    Periods of vacation;

                    (ii) Periods of absence whether or not the Employee is paid, not to exceed 12 calendar months, authorized by the Company for sickness, temporary disability or personal reasons;

                    (iii) Periods of service in the Armed Forces of the United States, if and to the extent required by the Military Selective Services Act, as amended, or any other federal law of similar import; provided that the Employee returns to Service with the Company or an Affiliated Company within the time his or her employment rights are protected by such law; and

                    (iv) Any period of 12 consecutive months or less, beginning on the first day of a month after a Member terminates employment and ending on the last day of the month preceding the Member's reemployment date, if the Member performs at least 1 Hour of Service within the first month of reemployment.


EMPLOYEE LONG-TERM INVESTMENT
AND SAVINGS PLAN

        If an Employee is on a leave of absence for more than 12 months, the Employee will be deemed to have quit and terminated Service as of the end of such 12 month period if the Employee fails to abide by the terms and conditions of such leave (which may include a requirement of reemployment), as established from time to time by the Administrative Committee. If an Employee retires, dies or terminates employment while on leave of absence, vacation, holiday or jury duty or while disabled or sick, his or her Service will terminate on the earlier of:
-------

                    (i)    The date of such retirement, death or termination; or

                    (ii) 12 months after the start of a leave, vacation or holiday or onset of disability or sickness.

        All Service will be aggregated, whether or not such Service is performed consecutively, and every partial month will be deemed to be one full month of Service.

        An Employee's Period of Service will be determined by the Administrative Committee and such determination will be conclusive and binding on all persons.

        2.54  "Special Company Account" means the account maintained for a
               -----------------------
Member to hold the Member's Special Company Contributions.

        2.55  "Special Company Contribution" means the contribution made by a
               ----------------------------
Company under Section 5.2.

        2.56  "Surviving Spouse" means, with respect to any deceased Member, the
               ----------------
individual (if any) who is considered to be the spouse of such Member under local law at the time of such Member's death.

        2.57  "Total Compensation" means all wages, salaries, and fees for
               ------------------
professional services and other amounts received during the Plan Year for personal services actually rendered in the course of employment with an Affiliated Company (including, but not limited to, commissions paid sales representatives, account executives and account managers compensation for services on the basis of a percentage of profits, commissions on insurance premiums, tips, bonuses, fringe benefits, reimbursements, and other expenses under a nonaccountable plan (as described in section 1.62 of the Code) determined without regard to any exclusions from income under section 931 and section 933 of the Code. "Total Compensation" will also include:
                                                        -------

              (a) In the case of a Member who is an employee within the meaning of section 401(c) of the Code, the Member's earned income (as described under section 401(c)(2) of the


EMPLOYEE LONG-TERM INVESTMENT
AND SAVINGS PLAN

Code), determined without regard to any exclusions from gross income similar to those under section 931 and section 933 of the Code;

              (b) Any foreign earned income as defined under section 911(b) of the Code, regardless of whether such income is excludable from the gross income of the Member under section 911 of the Code;

              (c) Amounts described in sections 104(a)(3), 105(a) and 105(b) of the Code, but only to the extent that such amounts are includable in the gross income of the Member;

              (d) Amounts paid or reimbursed by the Company or an Affiliated Company for moving expenses incurred by the Member, but only to the extent that such amounts are not deductible by the Member under section 217 of the Code;

              (e) The value of a nonqualified stock option granted to the Member by the Company or an Affiliated Company, but only to the extent that the value of the option is includable in the gross income of the Member for the taxable year when granted; and

              (f) The amount includable in the gross income of the Member upon making an election described in section 83(b) of the Code.

"Total Compensation" will not include:
                          -----------

              (a) Company contributions to a plan of deferred compensation, to the extent that before the application of the limitations under section 415 of the Code to that plan, the contributions are not includable in the Member's gross income for federal income tax purposes in the taxable year of the Member in which the contributions are made;

              (b) Company contributions under a simplified employee pension plan described in section 408(k) of the Code to the extent that such contributions are not considered as compensation for the taxable year in which contributed;

              (c) Any distributions from a plan of deferred compensation regardless of whether such amounts are includable in gross income of the Member for federal income tax purposes in the taxable year of distribution;

              (d) Amounts realized from the exercise of a nonqualified stock option;

              (e) Amounts realized when restricted stock (or property) held by the Member either becomes freely transferable or is no longer subject to a substantial risk of forfeiture;


EMPLOYEE LONG-TERM INVESTMENT
AND SAVINGS PLAN

              (f) Amounts realized from the sale, exchange or other distribution of stock acquired under an incentive stock option; and

              (g) Other amounts that receive special tax benefits, such as premiums for group term life insurance (but only to the extent that the premiums are not includable in the gross income of the Member) or contributions made by an employer (whether or not under a salary reduction arrangement) towards the purchase of an annuity contract described in section 403(b) of the Code (whether or not the contributions are excluded from the gross income of the Member.

              For Plan Years beginning on and after the Effective Date, Total Compensation in excess of $200,000 or any successor limitation as provided for the Plan Year in section 401(a)(17) of the Code (as adjusted as provided under section 401(a)(17) of the Code) will be disregarded. In determining the Total Compensation of a Member, the family aggregation rules under section 414(q) of the Code will apply, except that in applying those rules the term "family" will only include the spouse of the Member and any lineal descendants of the Member who have not reached age 19 before the close of the Plan Year.

        2.58  "Totally and Permanently Disabled" means the Member is eligible to
               --------------------------------
receive disability benefits under the Federal Social Security Act, or alternatively, has been determined to be totally and permanently disabled by the Administrative Committee based on competent medical evidence.

        2.59  "Trust Agreement" means the trust agreement or agreements between
               ---------------
Levi Strauss Associates Inc. and a Trustee under which the assets of the Plan are managed.

        2.60  "Trust Fund" means the trust fund or funds consisting of the
               ----------
assets of the Plan and maintained by the Trustee under the Plan and the Trust Agreement.

        2.61  "Trustee" means the trustee or trustees of the Trust Fund.
               -------

        2.62  "Valuation Date" means any business day.
               --------------

        2.63  "Vested Interest" means the nonforfeitable interest of a Member in
               ---------------
a particular Account, determined in accordance with Section 9.1.

        2.64  "Year of Service" means a 12 month period of Service in which the
               ---------------
Member has Service under Section 2.53. A Member's Years of Service will be determined by the Administrative Committee and such determination will be conclusive and binding on all persons.


EMPLOYEE LONG-TERM INVESTMENT
AND SAVINGS PLAN

3                        MEMBERSHIP AND TRANSFER.
-                        -----------------------

        3.1   Commencement of Membership.  Each Employee who was a Member in the
              --------------------------
Plan on the Effective Date, will continue to be a Member. Each Employee who was not a Member in the Plan on the Effective Date, will become a Member in the Plan under paragraphs (a), (b) and (c) below.

              (a)   Pre-Tax Contributions and Matching Contributions.
                    ------------------------------------------------
Membership in the Plan is voluntary for the Pre-Tax Contributions provided for in Section 4.1 and the Matching Contributions provided for in Section 5.1. An Employee may become a Member in the Plan with respect to Pre-Tax Contributions and Matching Contributions on the first day of the first pay period coinciding with or next following the day on which he or she completes a Year of Service, by filing the prescribed form with the Administrative Committee in advance.

              (b)   Special Company Contributions.  Membership for Special
                    -----------------------------
Company Contributions provided for in Section 5.2 is automatic. An Employee who is hired on or before November 30 of the prior Plan Year, and who maintains an employment relationship with the Company or an Affiliated Company from such date until the last day of such Plan Year, will become a Member in the Plan for any Special Company Contribution as of the last day of such Plan Year.

              (c)   Post-Tax Contributions.  Effective as of the first day of
                    ----------------------
the first pay period ending after June 1, 1995, an Employee may become a Member with respect to Post-Tax Contributions on the first day of the first pay period coinciding with or next following the day on which he or she completes a Year of Service, by filing the prescribed form with the Administrative Committee in advance.

         Upon becoming a Member, an Employee will designate a Beneficiary under
Section 2.8 and Section 12.

        3.2   Rehired and Transferred Employees.  A former Employee who is
              ---------------------------------
rehired, will be eligible to begin or resume membership in the Plan on the first day of the first pay period coinciding with or next following the date he or she returns to the status of an Employee and has completed a Year of Service. Similarly, an employee of the Company or an Affiliated Company who becomes an Employee after the Membership Date following his or her completion of a Year of Service, will be eligible to begin or resume membership in the Plan on the first day of the first pay period coinciding with or next following the date he or she attains or returns to the status of an Employee.

        3.3   Suspension of Membership.  A Member's membership in the Plan will
              ------------------------
be suspended for any period during which the Member is an employee of the Company or an


EMPLOYEE LONG-TERM INVESTMENT
AND SAVINGS PLAN

Affiliated Company but not an Employee. A Member whose membership is suspended may not make Member Contributions or receive an allocation of Matching Contributions and Special Company Contributions with respect to the period of suspension, but the Member's Accounts will continue to share in the income, gains, losses and expenses of the Trust Fund.

        3.4   Termination of Membership.  A Member's membership in the Plan will
              -------------------------
end when his or her Plan Benefit has been distributed or on the date of his or her death, whichever occurs first.

        3.5   Highly Compensated Employees.  Any Employee who is a Highly
              ----------------------------
Compensated Employee will only be eligible for membership in the Plan as an Inactive Member, provided that he or she otherwise satisfies the eligibility requirements of Section 9.1. An Inactive Member will not be eligible to make Member Contributions under Section 4 of the Plan or to receive any allocation of Matching Contributions under Section 5 of the Plan. An Inactive Member will, however, be eligible to:

              (a) Direct the investment of his or her Accounts under Section 6; and

              (b)   Make withdrawals from his or her Accounts under Section 8.

        An Inactive Member will continue to be subject to the remaining provisions of the Plan. The Administrative Committee will periodically determine whether Members in the Plan are Highly Compensated Employees and any such Member's status will change from an Active Member to an Inactive Member as soon as practicable after the Administration Committee makes such determination.


EMPLOYEE LONG-TERM INVESTMENT
AND SAVINGS PLAN

4                        MEMBER CONTRIBUTIONS.
-                        --------------------

        4.1   Election to Make Contributions.  A Member whose membership is not
              ------------------------------
suspended under Section 3.3 or Section 3.5 may elect to make Pre-Tax Contributions or, effective as of the first day of the first pay period after June 1, 1995, Pre-Tax Contributions, Post-Tax Contributions, or any combination of Pre-Tax Contributions or Post-Tax Contributions to the Plan at the rates specified in paragraph (a) and (b) below:

              (a)   Up to 10% of his or her Compensation, in 1% increments; or

              (b)   From $5 to $25, in $5 increments.

        A Member's election to make Pre-Tax Contributions will constitute an election (for federal tax purposes and, wherever permitted, for state and local tax purposes) to have his or her taxable Compensation reduced by the amount of all Pre-Tax Contributions.

        4.2   Maximum Pre-Tax Contributions.  A Member's Pre-Tax Contributions
              -----------------------------
to the Plan for any calendar year will not exceed $7,000 (as adjusted under section 402(g)(5) of the Code for cost of living increases). Effective as of the first day of the first pay period after June 1, 1995, if any Member's Pre-Tax Contributions are affected by this limitation, the Member will continue to make such contributions as Post-Tax Contributions to the Plan unless the Member elects to suspend such Contributions as provided in Section 4.3.

        4.3   Change or Suspension of Contributions.  A Member, at any time, may
              -------------------------------------
change the rate of his or her Member Contributions within the percentage and dollar limitations described in Section 4.1 by filing the prescribed form with the Administrative Committee or by utilizing such other notification procedure as is prescribed by the Administrative Committee. A Member may suspend all Member Contributions by filing the prescribed form with the Administrative Committee or by utilizing such other notification procedure as is prescribed by the Administrative Committee. Such changes in rate of contributions or suspension will be effective as soon as reasonably practicable after the date the form is filed with or notice is received by the Administrative Committee.

        4.4   Resumption of Contributions.  A Member who has suspended all
              ---------------------------
Member Contributions under Section 4.3 may resume Member Contributions to the Plan at any time by filing the prescribed advance notice with the Administrative Committee. The resumption in contributions shall be effective as soon as reasonably practicable after the applicable notice is received by the Administrative Committee.

        4.5   Withholding and Deposit With Trustee; Crediting Accounts.  All
              --------------------------------------------------------
Member Contributions to the Plan will be withheld through payroll deductions from the Member's


EMPLOYEE LONG-TERM INVESTMENT
AND SAVINGS PLAN

Compensation and will be paid to the Trustee as soon as reasonably practicable following the end of the pay period in which they are withheld. A Member's Pre-Tax Contributions will be credited to his or her Pre-Tax Account, and the Member's Post-Tax Contributions shall be credited to his or her Post-Tax Account.

        4.6   Distribution of Excess Contributions and Deferrals.
              --------------------------------------------------

              (a)   Excess Contributions.  If a Member who is a Highly
                    --------------------
Compensated Employee makes Pre-Tax Contributions which constitute "Excess Contributions" (as defined in section 401(k)(8)(B) of the Code and the Regulations issued under such Code section which are expressly incorporated by this reference) with respect to a Plan Year, such Excess Contributions (and the earnings on such contributions) will be distributed to the Member after the end of such Plan Year. Such distribution will be made as soon as administratively practicable, but in no event later than the end of the next Plan Year. Pre-Tax Contributions and any earnings on such contributions directed by the Highly Compensated Employees having the highest rate of Pre-Tax Contributions (as a percentage of Compensation) will be refunded first under the provisions of the applicable Regulations. Any refund of Pre-Tax Contributions and earnings will be limited to the amount that, in the judgment of the Administrative Committee, will result in the Plan satisfying the requirements of section 401(k)(3)(A) of the Code.

              (b)  Excess Deferrals.  If a Member makes Pre-Tax Contributions
                   ----------------
which constitute "Excess Deferrals" (as defined in section 402(g)(2)(A) of the Code and the Regulations issued under such Code section which are expressly incorporated by this reference) to one or more plans, with respect to a calendar year, the Member may allocate the Excess Deferrals among the plans to which such deferrals were made and notify the Administrative Committee in writing by March 1 of the next calendar year of the Excess Deferrals allocated to the Plan. Upon the Administrative Committee's receipt of such notice, the amount of the Excess Deferrals designated by the Member (and any earnings on such amount) will be distributed to the Member by April 15 of such year.

        4.7   Rollover Contributions.  An Employee may make a Rollover
              ----------------------
Contribution to the Plan in an amount equal to all or part of a previous distribution from a plan that, at the time of the distribution, met the requirements of section 401(a) of the Code. The Rollover Contribution must be made in cash within 60 days after its receipt by the Employee either from the qualified plan or from an individual retirement account which meets the requirements of section 408 of the Code and has only been used to hold qualified plan distributions. A Rollover Contribution will be permitted only if the Employee establishes that:

              (a) The Rollover Contribution includes no assets other than those attributable to employer contributions, earnings on employer contributions and earnings on employee contributions under plans qualified under section 401(a) of the Code; and


EMPLOYEE LONG-TERM INVESTMENT
AND SAVINGS PLAN

              (b) If the amount was received by the Employee from a qualified plan, the Rollover Contribution qualifies as an "eligible rollover distribution" under section 402(c)(4) of the Code; or

              (c) If the amount was received by the Employee from an individual retirement account, which contains funds described in Section 4.7(a) only, the distribution from such account represented a total distribution of such account.

The Rollover Contribution will be paid to the Trustee as soon as practicable, credited to the Employee's Rollover Account and invested as described in Section
6. If it is determined that a Member's Rollover Contribution mistakenly failed to qualify under the Code as a tax-free rollover, then the balance in the Member's Rollover Account attributable to the mistaken contribution immediately will be segregated from all other Plan assets, treated as a nonqualified trust established by and for the benefit of the Member, and distributed to the Member. Such a mistaken contribution will be deemed never to have been a part of the Plan.


EMPLOYEE LONG-TERM INVESTMENT
AND SAVINGS PLAN

5                        MATCHING AND SPECIAL COMPANY CONTRIBUTIONS.
-                        ------------------------------------------

        5.1   Matching Contribution.  Except as provided below, for each period
              ---------------------
(an "Accumulation Period") during a Plan Year with respect to which a transfer of Member Contributions to the Stock Fund is permitted in accordance with
Section 6.2(b), the Company will make a Matching Contribution to the Plan in an amount equal to 50% of each Member's Member Contributions for the Accumulation Period. The Matching Contribution will be reduced by any amount which cannot be allocated to the Member because of the contribution limitation described in
Section 10.1. The Board of Directors may determine in its sole discretion that:

              (a) No Matching Contribution will be made for a particular Plan Year or portion of a Plan Year;

              (b) A lesser Matching Contribution will be made, in view of Company performance, and economic and financial conditions prevailing and anticipated at the time; or

              (c) A greater Matching Contribution will be made for a particular Plan Year or portion of a Plan Year.

        No Matching Contribution will be made for a Member unless he or she:

              (a) Is an Employee on the last day of the final preceding payroll period with respect to which a Member may make a Member Contribution which would be matched by a portion of such Matching Contribution; or

              (b)   Ceased to be an Employee during the Plan Year:

                    (i) After attaining age 55 and completing 15 years of Service;

                    (ii)   After attaining Normal Retirement Age;

                    (iii)  By reason of death; or

                    (iv)   By reason of Total and Permanent Disability,

              and his or her Accounts have not been distributed under Section 9.

        The Matching Contribution may be made in the form of cash or in the form of shares of LSAI Stock, or a combination of both.


EMPLOYEE LONG-TERM INVESTMENT
AND SAVINGS PLAN

        5.2   Special Company Contribution.  The Company may make a Special
              ----------------------------
Company Contribution, from Company profits, to the Plan for each Plan Year in such amount as may be determined by the Board of Directors. Any Special Company Contribution may be made in the form of cash or in shares of LSAI Stock, or a combination of both.

        5.3   Deposit with Trustee; Crediting Accounts.  Any Matching
              ----------------------------------------
Contribution for any Accumulation Period will be paid to the Trustee at the time when Member Contributions designated for Investment in the Stock Fund may be transferred to the Stock Fund under Section 6.2 and will be allocated among Members in proportion to their Member Contributions during the Accumulation Period to any Fund. A Member's share of the Matching Contribution will be allocated and credited to the Member's Matching Account as of the earlier of:
                                                                  -------

              (a)   The date the Matching Contribution is made to the Plan; or

              (b) The end of the Plan Year during which the Member made the Member Contributions with respect to which such Matching Contribution is made.

Forfeitures arising under Section 9.1 with respect to any Member's Matching Account during a Plan Year will be allocated among other Members as an additional Matching Contribution for such Plan Year and credited to such Members' Matching Accounts.

        Any Special Company Contribution will be paid to the Trustee on or before the due date (including extensions) for filing the Company's consolidated federal income tax return for the Plan Year. Any Special Company Contribution for a Plan Year will be allocated among Members who are Employees on the last working day of such Plan Year either:
                              ------

                    (i) In proportion to each Member's Compensation for such Plan Year including, in the case of a Member who was a Member for only part of the Plan Year, amounts that would have been Compensation if the Member had been a Member for the full Plan Year; or

                    (ii) In an equal amount for each Member, as determined by the Board of Directors in their sole discretion. Such allocation will be reduced on a pro rata basis for a Member who transfers from a job paid from the field payroll of the Company to a job paid from the home office payroll of the Company, or vise versa, based on the number of months the Member was employed in the job paid from the field payroll.

        A Member's share of any Special Company Contribution will be credited to the Member's Special Company Account. Forfeitures arising under Section 9.1 with respect to any Member's Special Company Account during a Plan Year will be allocated among other Members


EMPLOYEE LONG-TERM INVESTMENT
AND SAVINGS PLAN
as an additional Special Company Contribution for such Plan Year and credited to such Members' Special Company Accounts.


        5.4   Curtailment or Distribution from Plan of Excess Aggregate
              ---------------------------------------------------------
Contributions.  If any Matching Contribution otherwise allocable to a Member who
-------------
is a Highly Compensated Employee would constitute an "Excess Aggregate Contribution" (as defined in section 401(m)(6)(B) of the Code and the Regulations issued under such Code section which are expressly incorporated by this reference) with respect to the Plan Year, then:

              (a) The Matching Contribution will not be made to the Plan, if the Matching Contribution has not been made to the Plan as of the date on which the Matching Contribution is determined to constitute an Excess Aggregate Contribution; or

              (b) The Matching Contribution (and any earnings on such Matching Contribution) will be distributed to each affected Member after the end of such Plan Year, if the Matching Contribution has been made to the Plan before the date on which the Matching Contribution is determined to constitute an Excess Aggregate Contribution.

        The Matching Contribution made on behalf of Highly Compensated Employees having the highest rate of Matching Contribution will be reduced and/or distributed first, under the terms of the applicable Regulations. Any reduction and/or distribution of the Matching Contribution made will be limited to the amount which, in the judgment of the Administrative Committee, is expected to meet the requirements of Section 401(m) of the Code.


EMPLOYEE LONG-TERM INVESTMENT
AND SAVINGS PLAN

6                        TRUST FUND, INVESTMENTS AND INVESTMENT DIRECTIONS.
-                        -------------------------------------------------

        6.1   Trust Fund.
              ----------

              (a)   In General.  All contributions to the Plan will be held by
                    ----------
the Trustee for investment and reinvestment as part of the Trust Fund under the Trust Agreement. The Trust Fund will consist of the Funds designated on Appendix C to the Plan. One of such Funds will be designated as the Fund which will hold Member Contributions designated for potential investment in the Stock Fund (the "Holding Account").

               (b)  Stock Fund.  One of the Funds available for investment of
                    ----------
the Trust Funds will be the Stock Fund. The Stock Fund will be invested and reinvested in LSAI Stock to the extent LSAI Stock is available for purchase by the Trustee in accordance with Section 6.2, and in cash or interest-bearing short-term debt obligations of any kind (i) pending investment in LSAI Stock, or
(ii) to the extent required to pay expenses of the Plan or meet anticipated cash distributions to Members and Beneficiaries, as determined and directed by the Administrative Committee. The Stock Fund will consist of all Stock Fund investments held by the Trustee and all cash held by the Trustee which is derived from dividends, interest or other income from Stock Fund investments, contributions to be invested in the Stock Fund and proceeds from the sale or redemption of Stock Fund investments.

        6.2   Investment of Contributions.  All Matching Contributions and
              ---------------------------
Special Company Contributions will be deposited in the Stock Fund. All Member Contributions will be deposited in the Fund designated by the Member for such investment in 1% increments of such contribution as directed by the Member in accordance with procedures established by the Administrative Committee. A Member's investment directions will remain in effect until changed by the Member. If the Member fails to file any investment directions, his or her Pre-Tax Contributions will be deposited in the Fund designated in Appendix C for investment of contributions for which no investment direction has been received.

        Generally, twice each Plan Year, the Investment Committee will obtain an independent appraisal of the Fair Market Value of LSAI Stock. The Investment Committee will notify the Trustee of such Fair Market Value promptly after completion of the appraisal.

              (a)   If Fair Market Value of LSAI Stock Exceeds Adequate
                    ---------------------------------------------------
Consideration.  If the Trustee determines that the Fair Market Value of LSAI
-------------
Stock exceeds "Adequate Consideration" for LSAI Stock within the meaning of section 3(18) of the Act, all Member Contributions that are held in the Holding Account and any earnings on such contributions will be transferred to an alternative Fund as designated by the Member, and no Matching


EMPLOYEE LONG-TERM INVESTMENT
AND SAVINGS PLAN

Contribution will be made with respect to such Member Contributions unless the Investment Committee effects a "Suspension" as described below.

        The Investment Committee will effect a Suspension, in its sole discretion, by determining that the Member Contributions held in the Holding Account and earnings on such contributions will remain in the Holding Account rather than be transferred to another Fund. If the Investment Committee effects a Suspension, the Administrative Committee, in such manner and under such procedures as it deems appropriate, will promptly provide Members whose Member Contributions and earnings are subject to the Suspension the opportunity to elect whether such amounts will remain held in the Holding Account. If the Member fails to file an election on the prescribed form by the date determined by the Administrative Committee, such amounts will remain in the Holding Account subject to the remaining provisions of the Plan. If a Member elects to have such amounts transferred to another Fund, such amounts will be transferred to such other Fund.

              (b)   If Fair Market Value of LSAI Stock Does Not Exceed Adequate
                    -----------------------------------------------------------
Consideration.  Conversely, if the Trustee determines that the Fair Market Value
-------------
of LSAI Stock does not exceed Adequate Consideration for LSAI Stock, the Administrative Committee will notify Members of such Fair Market Value. Each Member who has Member Contributions held in the Holding Account will have the opportunity to elect to have such Member Contributions and any earnings on such contributions transferred from the Holding Account to any Fund in 1% increments of such Member Contributions and earnings. If a Member files such an election in the prescribed manner by the date determined by the Administrative Committee, the Member's Member Contributions that are held in the Holding Account and any earnings on such contributions will be transferred to the Fund or Funds elected by the Member. If a Member fails to file such an election by the date determined by the Administrative Committee, the Member's Member Contributions that are held in the Holding Account and any earnings on such contributions automatically will be transferred to the Stock Fund. At the time when Member Contributions and earnings are transferred to the Stock Fund, the Company will make a Matching Contribution under Section 5.1 unless the Board of Directors determines that no Matching Contribution will be made.

        To the extent that any cash Matching Contributions and cash Special Company Contributions deposited in the Stock Fund and any Member Contributions transferred to the Stock Fund exceed the cash requirements of the Stock Fund, as determined by the Administrative Committee, the Trustee will seek to acquire LSAI Stock for the Stock Fund at a price no greater than Fair Market Value. The Trustee may acquire LSAI Stock from a "Party-in-Interest" (as defined in section 3(14) of the Act) or a "Disqualified Person" (as defined in section 4975(e)(2) of the Code) for no more than Adequate Consideration in accordance with the requirements of section 408(e) of the Act.


EMPLOYEE LONG-TERM INVESTMENT
AND SAVINGS PLAN

        6.3   Reinvestment of Contributions.  A Member may elect to change the
              -----------------------------
investment of his or her Accounts under the applicable paragraph (a) or (b), subject to the limitations of paragraph (c).

              (a)   General Rules Regarding Investment of Accounts.  On any
                    ----------------------------------------------
business day, a Member may elect to transfer amounts invested in any Fund other than the Stock Fund among such Funds in 1% increments of the balance credited to the Member's Accounts invested in such Funds as of such day. A Member's election must be made in a manner prescribed by the Administrative Committee.

              (b)   Rules Regarding Investment of Accounts by Qualified Members.
                    -----------------------------------------------------------
As of any business day, a Qualified Member (i.e., any Member who has reached age
                                            ----
63, or reached age 53 and completed at least 13 Years of Service) may elect to have amounts credited to his or her Accounts invested in the Stock Fund transferred to any other Fund in 1% increments by filing the notice prescribed by the Administrative Committee. A Qualified Member may make only 1 such election in any Plan Year.

              (c)   Certain Limitations on Investment Due to Liquidity of the
                    ---------------------------------------------------------
Trust Fund.  The Investment Committee may determine that it is not feasible for
----------
the Trustee to prudently liquidate and transfer the necessary amount from one Fund to another in accordance with Qualified Members' reinvestment elections. If the Investment Committee so determines, it will advise the Administrative Committee which will direct that such steps be taken as it considers necessary or desirable for the protection of Qualified Members' Accounts, including a pro rata reduction in the amount transferred with respect to each Member, or the scheduling of transfers over a period consistent with prudent liquidation.

        6.4   Investment by Alternate Payees.  The Administrative Committee will
              ------------------------------
determine, in its sole and absolute discretion, if an Alternate Payee is entitled to a portion of a Member's Accounts under the terms of a Qualified Domestic Relations Order. If the Administrative Committee so determines, it will segregate the Alternate Payee's portion of the Member's Accounts into separate Matching Contribution, Pre-Tax Contribution, Post-Tax Contribution and Special Company Contribution Accounts, as appropriate. The Alternate Payee will only be entitled to direct the investment of his or her Accounts under the provisions of this Section 6 in the same manner, at the same times, and subject to the same conditions as Members in the Plan.

        6.5   Allocation of Voting Rights.  Except as specifically authorized in
              ---------------------------
this Section 6.5, the Trustee will vote all shares of LSAI Stock held in the Trust Fund at the direction of the Investment Committee.

        If the stockholders of Levi Strauss Associates Inc. are entitled to vote with respect to any of the following matters, then only in connection with such matters, the Trustee will vote the


EMPLOYEE LONG-TERM INVESTMENT
AND SAVINGS PLAN
shares of LSAI Stock held in the Trust Fund in accordance with the Members' directions to the Trustee as provided in Section 6.6:

              (a) Any merger or consolidation of Levi Strauss Associates Inc. with any other corporation, unless the stockholders of Levi Strauss Associates Inc. immediately before the merger or consolidation would own (immediately after the merger or consolidation) equity securities of the surviving corporation or acquiring corporation or a parent entity possessing more than 5/6 of the voting power of the surviving corporation or acquiring corporation or parent entity;

              (b) Any plan of complete liquidation of Levi Strauss Associates Inc.;

              (c)   Any dissolution of Levi Strauss Associates Inc.; or

              (d) Any plan or agreement for the sale or disposition by Levi Strauss Associates Inc. of all or substantially all of its assets, unless the stockholders of Levi Strauss Associates Inc. immediately before the sale or disposition would own (immediately after the sale or disposition) equity securities of the acquiring entity or a parent entity possessing more than 5/6 of the voting power of the acquiring entity or parent entity.

        6.6   Exercise of Voting Rights.  When Members are entitled to direct
              -------------------------
the voting of LSAI Stock under Section 6.5, each Member will be entitled to direct the Trustee with respect to the voting of all whole and fractional shares of LSAI Stock which are allocated to his or her Accounts (or represented by units allocated to such Accounts) as of the last Valuation Date coinciding with or preceding the applicable record date. The Administrative Committee will conclusively determine the number of the shares of LSAI Stock that are subject to each Member's voting instructions and will advise the Trustee accordingly.

        Before any annual or special meeting at which LSAI Stock will be voted on the matters described in Section 6.5, the Board of Directors will cause to be delivered to each Member the proxy statement and any related materials prepared for holders of LSAI Stock, a request for written voting instructions, and the voting instructions form prescribed by the Board of Directors for this purpose. Each Member who wishes to exercise his or her voting rights must complete and return such form to the Trustee before the date prescribed by the Board of Directors. Once received by the Trustee, a Member's voting instructions may be revoked, subject to such conditions as the Trustee may impose.

        Any shares of LSAI Stock with respect to which the Trustee receives timely, written voting instructions from Members will be voted by the Trustee in accordance with such instructions on the matters described in Section 6.5. The Trustee also will determine the ratio of affirmative votes, negative votes and abstentions with respect to each matter described in Section

EMPLOYEE LONG-TERM INVESTMENT
AND SAVINGS PLAN

6.5 for which it has received timely voting instructions from Members. The Trustee will then vote on such matters all shares of LSAI Stock allocated to Members' Accounts with respect to which it has not received timely voting instructions, in accordance with the ratios so determined. If the Trustee determines that voting the shares in accordance with such ratios would violate its fiduciary responsibilities under the Act, it will vote such shares of stock in accordance with such fiduciary requirements. The Trustee will aggregate any fractional shares and, after rounding down to the next lower integer if the total is not a whole number, will vote an equivalent number of whole shares of LSAI Stock.

        For purposes of this Section 6.6, each Member will be a "Named Fiduciary" as defined under section 402(a) of the Act with respect to the shares of LSAI Stock allocated to his or her Accounts.

        6.7   Other Instructions by Members.
              -----------------------------

              (a)   Sale to Levi Strauss Associates Inc. of LSAI Stock.  Except
                    --------------------------------------------------
as provided in this Section 6.7 and in the Registration Rights Agreement, the Trustee may sell LSAI Stock held in the Trust Fund only to Levi Strauss Associates Inc.

              (b)   Acquisition Offers.  If any person or group makes an offer
                    ------------------
to acquire all or part of the outstanding LSAI Stock (an "Acquisition Offer"), the Trustee will tender the LSAI Stock held in the Trust Fund to such person or group only to the extent that it has been directed to do so by Members. "Acquisition Offers" will not include:
                          -----------

                    (i) Any offer to purchase LSAI Stock by Levi Strauss Associates Inc.;

                    (ii) Any offer to purchase less than 5% of all of the outstanding shares of common stock of Levi Strauss Associates Inc., including LSAI Stock held in the Trust Fund; or

                    (iii) Any public offering of LSAI Stock under the Registration Rights Agreement.

        In the event of an Acquisition Offer, each Member will be entitled to instruct the Trustee confidentially (on a form to be prescribed by the Administrative Committee) with respect to the disposition of those shares of LSAI Stock which then would be subject to the Member's voting instructions under Section 6.6. If the Trustee receives such an instruction by a date determined by the Trustee and communicated to Members, the Trustee will tender such LSAI Stock in accordance with such instruction. Any LSAI Stock as to which the Trustee does not receive instructions within such period will not be tendered by the Trustee.


EMPLOYEE LONG-TERM INVESTMENT
AND SAVINGS PLAN

        The Trustee will obtain and distribute to each Member all appropriate materials pertaining to the Acquisition Offer, including any statement of the position of Levi Strauss Associates Inc. with respect to such offer issued under Regulation 14e-2 promulgated under the Securities Exchange Act of 1934, as soon as practicable after such materials are issued. If Levi Strauss Associates Inc. is not required to or fails to issue such statement within 5 business days after the commencement of such offer, the Trustee will distribute such materials to each Member without such statement by Levi Strauss Associates Inc. and will separately distribute such statement, if any, as soon as practicable after it is issued. Levi Strauss Associates Inc. may require verification of the Trustee's compliance with the Members' confidential voting instructions by an independent auditor selected by Levi Strauss Associates Inc.

        For purposes of this Section b, each Member will be a "Named Fiduciary" as defined under section 402(a) of the Act with respect to the shares of LSAI Stock allocated to his or her Accounts.

              (c)   Acquisitions by Levi Strauss Associates Inc.  If Levi
                    -------------------------------------------
Strauss Associates Inc. makes an offer to purchase LSAI Stock, the Investment Committee will determine whether, and to what extent, the Plan will sell LSAI Stock to Levi Strauss Associates Inc. in connection with such offer.

        6.8   Participant Directed Accounts.  It is intended that transactions
              -----------------------------
by Members pursuant to this Section 6 satisfy the conditions set forth in Department of Labor Regulation Section 2550.404c-1, except to the extent that such transactions are not covered by such regulation.


EMPLOYEE LONG-TERM INVESTMENT
AND SAVINGS PLAN

7                        VALUATIONS AND STATEMENTS.
-                        -------------------------

        7.1   Valuation of Accounts.  As of each Valuation Date, the
              ---------------------
Administrative Committee will value each Member's Accounts at fair market value and will adjust such Accounts to reflect the Member's share of any realized or unrealized investment income, gains, losses and expenses of the Fund or Funds in which the Accounts were invested which have accrued since the preceding Valuation Date. For this and all other purposes under the Plan, LSAI Stock will be taken into account at its Fair Market Value.

        7.2   Statements.  The Administrative Committee will prepare and
              ----------
distribute a statement to each Member at least annually. Such statement will reflect the status of the Member's Accounts (including the fair market value thereof) and will contain such other information as the Administrative Committee may prescribe.


EMPLOYEE LONG-TERM INVESTMENT
AND SAVINGS PLAN

8                        WITHDRAWALS.
-                        -----------

        8.1   Withdrawals from Post-Tax Accounts.  A Member may withdraw all or
              ----------------------------------
part of the balance credited to his or her Post-Tax Account invested in any Fund (although the timing of a withdrawal from the Stock Fund is subject to the availability of cash) or combination of such Funds.

        8.2   Withdrawals from Rollover Accounts.  A Member may withdraw all or
              ----------------------------------
part of the balance credited to his or her Rollover Account invested in any Fund or combination of such Funds.

        8.3   Requirements for Hardship and Disability Withdrawals.  A Member
              ----------------------------------------------------
who incurs a hardship or who becomes Totally and Permanently Disabled may make withdrawals from the Member's Pre-Tax Account, Matching Account and Special Company Account as specified in paragraphs (a), (b), (c) and (d) below.

              (a)   Limits on Hardship Withdrawals.  A Member's hardship
                    ------------------------------
withdrawals from his or her Account under this Section 8.3 will not exceed the lesser of:
---------
                    (i) The Member's aggregate Pre-Tax Contributions, reduced by the sum of all Pre-Tax Contributions previously withdrawn by or distributed to the Member; or

                    (ii) The balance credited to his or her Pre-Tax Account, Matching Account and Special Company Account.

        The minimum amount that may be withdrawn will be $1,000. A Member may not withdraw earnings credited to his or her Pre-Tax Account after November 27, 1988.

              (b)   Hardship Requirements.  Subject to the limits specified in
                    ---------------------
paragraph (a), a hardship withdrawal will be permitted only if the entire amount requested is not reasonably available from other resources of the Member and is required to meet an "Immediate and Heavy Financial Need" of the Member arising solely from one or more of the following:
            -----------

                    (i) Expenses for extraordinary and unreimbursed medical or hospital expenses incurred by the Member, the Member's spouse, any dependent of the Member, or a nondependent parent or child of the Member;

                    (ii) Amounts necessary for the Member, the Member's spouse, any dependent of the Member, or a nondependent parent or child of the Member to obtain medical or hospital care;


EMPLOYEE LONG-TERM INVESTMENT
AND SAVINGS PLAN

                    (iii) The payment of tuition and related educational expenses (including room and board) for the next 12 months of post-secondary education for the Member, the Member's spouse or child, or any dependent of the Member;

                    (iv) The payment of expenses incurred by the Member in purchasing his or her primary residence;

                    (v) The need to prevent the eviction of the Member from his or her primary residence or foreclosure on the mortgage of the Member's primary residence;

                    (vi) The payment of funeral expenses for a family member or relative of the Member;

                    (vii) The loss of income resulting from an abbreviated work schedule required by the Member's health, the loss of employment by the Member's working spouse or garnishment of the Member's wages;

                    (viii) The loss of income, real property or personal property as a result of any natural disaster as specified in Appendix D to the Plan by any individual or entity empowered to amend the Plan; or

                    (ix) Effective July 1, 1995, the need to pay attorney's fees, fines, penalties, judgements, assessments or other costs related to legal proceedings on behalf of the Member or the Member's spouse or dependents.

              (c)   Immediate and Heavy Financial Need.  An amount will be
                    ----------------------------------
considered necessary to satisfy the Member's Immediate and Heavy Financial Need only if the Administrative Committee determines that the need cannot be relieved by any of the following:
   ---

                    (i) Reimbursement or compensation by insurance or otherwise;

                    (ii) Reasonable liquidation of the Member's assets, including assets of the Member's spouse and minor children that are reasonably available to the Member, to the extent such liquidation would not itself cause an immediate and heavy financial need;

                    (iii)  Cessation of Pre-Tax Contributions; or

                    (iv) A loan from a commercial source on reasonable commercial terms.


EMPLOYEE LONG-TERM INVESTMENT
AND SAVINGS PLAN

        Unless the Member requests otherwise, the amount of the Member's hardship withdrawal will include the amount of any federal, state or local taxes or any penalties reasonably anticipated to result from the withdrawal. Such sums will be withheld at the time such hardship withdrawal is distributed to the Member.

              (d)   Disability Withdrawals. A Member who is Totally and
                    ----------------------
Permanently Disabled may withdraw all or any part of his or her Accounts under the Plan.

        8.4   Payment of Withdrawals.  A Member may request a withdrawal by
              ----------------------
filing the prescribed form with the Administrative Committee. A withdrawal will be paid to the Member in cash as soon as reasonably practicable after the Administrative Committee receives the prescribed form and determines that the withdrawal request meets the requirements of Section 8.1, 8.2 or 8.3, as applicable. The Administrative Committee may delay payment of a withdrawal from the Stock Fund until sufficient cash is available in the Stock Fund to permit the withdrawal to be paid.

        8.5   Valuation Date.  The value of a Member's Accounts will be
              --------------
determined as of the Valuation Date immediately preceding the date the withdrawal is processed.

        8.6   Withdrawals by Alternate Payees.  An Alternate Payee who is
              -------------------------------
entitled to a portion of a Member's Accounts under the terms of a Qualified Domestic Relations Order may withdraw amounts from his or her Accounts under this Section 8 in the same manner, at the same times and subject to the same conditions as Members in the Plan.


EMPLOYEE LONG-TERM INVESTMENT
AND SAVINGS PLAN

9                        PLAN BENEFITS.
-                        -------------

        9.1   Vesting in Accounts.
              -------------------

              (a)   General Rule.  A Member's Vested Interest in his or her
                    ------------
Account shall be 100% at all times.

        9.2   Amount of Plan Benefit.  If a Member ceases to be an Employee for
              ----------------------
any reason or becomes Totally and Permanently Disabled while an Employee, the Member (or, in the event of a Member's death, the Member's Beneficiary) will be entitled to receive a Plan Benefit equal to the Member's Vested Interest in his or her Accounts.

        9.3   Valuation of Plan Benefit.  The value of the Vested Interest in a
              -------------------------
Member's Accounts to be distributed as a Plan Benefit will be determined as of the Valuation Date which occurs on or most recently prior to the later of the date of the termination of the Member's employment or the date on which the distribution is requested.

        9.4   Form of Payment.  Unless a Member (or Beneficiary) elects
              ---------------
otherwise, the Member's Plan Benefit will be paid in the form of a lump sum in cash. If the value of the Member's Plan Benefit exceeds $3,500, the Member (or Beneficiary) may elect to have all or a portion of such Plan Benefit paid in one of the following forms by filing the prescribed form with the Administrative
Committee:

              (a)   Installments.  The Member (or Beneficiary) may elect to have
                    ------------
the Member's Plan Benefit paid in the form of monthly installments over a period not exceeding the reasonable life expectancy of the Member (or Beneficiary), as determined under the mortality table specified in Section 25 of the Levi Strauss Associates Inc. Revised Employee Retirement Plan. The amount of each installment will be determined by dividing the value of the portion of the Member's Plan Benefit remaining in the Trust Fund by the number of installments elected, less the number of installments already paid.

              (b)   Annuity Contract.  The Member (or Beneficiary) may elect to
                    ----------------
have the Member's Plan Benefit paid in the form of a single premium annuity contract purchased from an insurer. The normal form of annuity contract for a single Member will be a life annuity contract which will provide the Member with a monthly income for his or her life. The normal form of annuity contract for a married Member will be a joint and survivor annuity contract which will provide the Member with a monthly income for his or her life, and upon his or her death, monthly income to his or her spouse, in an amount not less than 50% nor more than 100% of the amount payable to the Member. If the Member dies before the Annuity Starting Date, his or her spouse will be entitled to a survivor's annuity which will provide the spouse with a monthly


EMPLOYEE LONG-TERM INVESTMENT
AND SAVINGS PLAN
income for his or her life equal to 50% of the amount that would have been paid to the Member if his or her annuity payments had begun on the date of the Member's death.

        If the Member elects that only a portion of his Plan Benefit be paid in the form of installments or an annuity, then the remainder of such benefit will be paid in a lump sum.

        A married Member may elect another form of annuity or may designate another joint annuitant with his or her spouse's consent. The spouse's consent must:

                    (i)    Be in writing;

                    (ii) Acknowledge the effect of the alternate form of annuity or specifically identify the alternate joint annuitant;

                    (iii)  Be witnessed by a notary public; and

                    (iv)   Be given within 90 days before the Annuity Starting
        Date.

        The spouse's consent to receive an alternate form of annuity or to the designation of a Beneficiary will not be binding on a subsequent spouse if the Member remarries. The Member may revoke such an election at any time before the Annuity Starting Date, in which case the Member's benefit will be paid in the form of a joint and survivor annuity to the Member and his or her spouse, unless the Member elects an alternate form of benefit or Beneficiary designation with his or her spouse's consent. If benefits are payable to a joint annuitant other than the Member's spouse, the present value of the benefits payable to the joint annuitant will not exceed 50% of the present value of the benefits payable to the Member (determined as of the Annuity Starting Date).

        The Administrative Committee will provide to each Member who elects to receive an annuity a written explanation in nontechnical language containing the following information:

                    (i) A description of the terms and conditions of the joint and survivor annuity and the single life annuity;

                    (ii) A statement that the Member may elect during the "Election Period" described below to waive the joint and survivor annuity or life annuity by electing any optional form of benefit provided under the Plan;

                    (iii) A statement that the Member may revoke the waiver of the joint and survivor annuity or life annuity during the election period and the effect of such revocation;


EMPLOYEE LONG-TERM INVESTMENT
AND SAVINGS PLAN

                    (iv) Notice of the requirement that the Member's spouse must consent to the waiver of the joint and survivor annuity and election of any optional form of benefit;

                    (v) A general explanation of the financial effect of election of each of the optional forms of benefit provided under the Plan; and

                    (vi) A statement that the Member may request an explanation of the specific financial effect, in terms of monthly payments, on the Member's Plan Benefit of making an election.

        The Election Period will begin 90 days before the Annuity Starting Date and end on the Annuity Starting Date, unless the Member requests additional information from the Administrative Committee, in which case it will end no later than 90 days after the Member receives such additional information. During the Election Period any election not to take the joint and survivor annuity or life annuity will be revocable. Upon the expiration of the Election Period, any election made will be irrevocable and the Member will not be required nor eligible to make an election if no election had been made.

              (c)   Direct Transfer.  A Member (or eligible Beneficiary) may
                    ---------------
elect to have the Member's Plan Benefit paid by a direct transfer to a plan qualified under section 401(a) of the Code which accepts direct transfer contributions, an individual retirement account described in section 408(a) of the Code, an individual retirement annuity described in section 408(b) of the Code (other than an endowment contract), or an annuity plan described in section 403(a) of the Code. The Member (or Beneficiary) may elect to have his or her Plan Benefit paid in the form of a direct transfer at any time after the Administrative Committee provides the Member with notice of the direct transfer option as required by section 402(f) of the Code (the "Section 402(f) Notice").

        9.5   Time of Payment.  A Member's Plan Benefit will be paid in full or
              ---------------
will begin to be paid on the Member's Required Beginning Date. However, subject to the rules stated in paragraphs (a), (b) and (c) below, a Member may elect to receive his or her Plan Benefit earlier, on or as soon as reasonably practicable after the last day of any month after the Member ceases to be an Employee.

        The following rules will govern benefit payments from the Plan.

              (a)   Mandatory Cashout of Benefits Less Than $3,500.  Except as
                    ----------------------------------------------
provided in Section b, a Member's Plan Benefit will be paid in a lump sum cash payment as soon as reasonably practicable after the Member ceases to be an Employee if the value of his or her Plan

EMPLOYEE LONG-TERM INVESTMENT
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                                       37

Benefit does not exceed $3,500. Alternatively, effective January 1, 1993, a Member may elect to have his or her Plan Benefit paid by a direct transfer to a plan qualified under section 401(a) of the Code which accepts direct transfer contributions, an individual retirement account described in section 408(a) of the Code, an individual retirement annuity described in section 408(b) of the Code (other than an endowment contract), or an annuity plan described in section 403(a) of the Code. The Member may elect to have his or her Plan Benefit paid in the form of a direct transfer at any time after the Administrative Committee provides the Member with notice of the direct transfer option as required by section 402(f) of the Code (the "Section 402(f) Notice").

              (b)   Insufficient Cash in the Stock Fund.  If the Administrative
                    -----------------------------------
Committee determines that the cash available in the Stock Fund is insufficient for the payment of a Member's Plan Benefit, the payment will be delayed until the Administrative Committee determines that sufficient cash is available. Except as provided in Section c (regarding Code section 401(a)(9) compliance) and in Section 9.7 (regarding limitations on time of payment), no payment delayed under the Plan will be made later than:
                                    -----

                    (i) 1 year after the last day of the Plan Year in which the Member ceases to be an Employee by reason of reaching Normal Retirement Age, Total and Permanent Disability or death;

                    (ii) 5 years after the last day of the Plan Year in which the Member ceases to be an Employee for any other reason; or

                    (iii)  The Member's Required Beginning Date.

        If a payment with respect to an Account invested in the Stock Fund has been delayed to the Member's Required Beginning Date and the Administrative Committee determines that the cash in the Stock Fund is insufficient to make such payment, LSAI Stock will be paid to the Member or Beneficiary unless the Company redeems sufficient shares of LSAI Stock at Fair Market Value to make such payment in cash.

              (c)   401(a)(9) Compliance.  All benefit payments under the Plan
                    --------------------
will be made in accordance with the minimum distribution and incidental benefit requirements of section 401(a)(9) of the Code, which require generally that certain minimum amounts be paid to the Member each calendar year, beginning with the calendar year in which the Member's Required Beginning Date occurs, in order to assure that certain minimum amounts be paid to the Member and that only "incidental" benefits be provided to Member's Beneficiaries. Furthermore, any payment option required by section 401(a)(9) of the Code will override and supersede any inconsistent payment provision provided for in the Plan.


EMPLOYEE LONG-TERM INVESTMENT
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                                       38

        9.6   Death Benefit.  If a Member dies before payment of his or her Plan
              -------------
Benefit has begun, then the Member's Beneficiary will be entitled to receive the Member's Plan Benefit as soon as reasonably practicable after the Beneficiary files a claim with the Administrative Committee on the prescribed form. If the Beneficiary fails to file the prescribed claim form, the Member's Plan Benefit will be paid to the Beneficiary in full no later than 5 years after the Member's death. If the Member dies after installment payments have begun under Section a, the remainder of the Member's Plan Benefit will be paid to the Member's Beneficiary in a single lump sum as soon as reasonably practicable after the Member's death.

        9.7   Limitation on Time of Payment.  Unless a Member elects otherwise,
              -----------------------------
payment of his or her Plan Benefit will occur or commence not later than 60 days after the latest of the following:
          ------

              (a) The last day of the Plan Year in which the Member reaches Normal Retirement Age;

              (b) The last day of the Plan Year in which the Member ceases to be an Employee;

              (c) The earliest date on which the Administrative Committee can reasonably ascertain the amount of the Member's Plan Benefit; or

              (d) The earliest date on which the Administrative Committee can reasonably locate the Member (or his or her Beneficiary).

        In no event, however, will the payment of a Member's Plan Benefit begin later than the Member's Required Beginning Date.

        9.8   Undeliverable Checks.  In the event that a Benefit cannot be
              --------------------
delivered, the Account of the Member (or Beneficiary, as applicable) shall be recredited with the amount of the Benefit which cannot be delivered, but such Account shall be allocated to the money market fund referenced in Appendix C, or in such fund referenced in Appendix C as the Administrative Committee, in its sole discretion determines is most similar to a money market fund with respect to its risk characteristics.


EMPLOYEE LONG-TERM INVESTMENT
AND SAVINGS PLAN

10                       ALLOCATION LIMITATIONS.
--                       ----------------------

        10.1  Limitation on Annual Additions. The Annual Additions allocated to
              ------------------------------
a Member for any Plan Year will not exceed the lesser of the following:
                                               ------
              (a) $30,000 (or, if greater, 1/4 of the dollar limitation for defined benefit plans in effect under section 415(b)(1)(A) of the Code) as adjusted to take into account changes in the cost of living; or

              (b) 25% of the Member's Total Compensation for such Plan Year.

        If a Member's Annual Additions would exceed the above limitation, then such Annual Additions will be reduced by reducing the components of such additions, as necessary, in the order in which they are listed in Section 2.6.

        The Plan Year will be the "limitation year" (as defined under section 415 of the Code) unless the Board of Directors designates another 12 consecutive month period as the limitation year under a written resolution adopted by the Board of Directors.

        10.2  Combined Limitation on Benefits and Contributions. If a Member
              -------------------------------------------------
also participates in one or more qualified defined benefit plans (as defined in section 414(j) of the Code) maintained by the Company or any Affiliated Company, the Member's benefits under any of the qualified defined benefit plans will be reduced to the extent necessary to ensure that the sum of the "Defined Benefit Fraction" (as defined in section 415(e)(2) of the Code) for the Plan Year plus the "Defined Contribution Fraction" (as defined in section 415(e)(3) of the Code) for the Plan Year does not exceed 1.0.

        10.3  Reduction of Excess Annual Additions. Any Pre-Tax Contributions
              ------------------------------------
will be credited to a suspense account on behalf of the Member. All amounts credited to such suspense account will be treated as Pre-Tax Contributions for successive Plan Years and will be allocated annually to the Member under Section 4 (to the extent such allocation is not prohibited by Section 10.1) until exhausted. No gains or losses will be credited to such suspense account and no additional Pre-Tax Contributions, Matching Contributions and Special Company Contributions will be made by or on behalf of the Member so long as any amount remains in such suspense account. Any amounts that cannot be allocated to the Member as a Matching Contribution and/or Special Company Contribution will be deducted from the amount of the Matching Contribution and/or Special Company Contribution that otherwise would be made as described in Sections 5.1 and 5.2, but such reduction will not affect the amounts allocable under Sections 5.1 and
5.2 to Members whose Matching Contribution and/or Special Company Contribution component of Annual Additions is not reduced.


EMPLOYEE LONG-TERM INVESTMENT
AND SAVINGS PLAN

        10.4  Disposition of Excess Annual Additions. If the Company elects to
              --------------------------------------
make a Special Company Contribution for the Plan Year under Section 5.3 of the Plan and allocates such contribution to each Member's Account based on the Committee's best estimate of the Member's Compensation for the Plan Year and it is subsequently determined that such Compensation estimate was incorrect and that the allocation of the Special Company Contribution to the Member's Account would violate the limitations contained in Section 10.1 of the Plan, then that portion of the Special Company Contribution that exceeds the Section 10.1 limitations (the "Excess Contribution") will not be deemed an Annual Addition for the Plan Year. The Administrative Committee may, in its sole and absolute discretion, treat such Excess Contribution in any of the following ways:

              (a) Allocate and reallocate the Excess Contribution to other Members in the Plan to the extent that such allocation or reallocation does not cause the limitations in Section 10.1 to be exceeded with respect to each Member for the Plan Year. If the allocation or reallocation would cause the limitations in Section 10.1 to be exceeded with respect to each Member, then the Excess Contribution must be held unallocated in a suspense account to be allocated or reallocated to Members in subsequent Plan Years.

              (b) Use the Excess Contribution to reduce the Matching Contribution and/or Special Company Contribution to the Member for the next Plan Year (and succeeding Plan Years, as necessary) if the Member is still participating in the Plan at the end of such Plan Year (or Plan Years). If the Member is not participating in the Plan at the end of the Plan Year, then the Excess Contribution must be held unallocated in a suspense account for such Plan Year and allocated and reallocated in the next Plan Year (and succeeding Plan Years, as necessary) to all of the remaining Members in the Plan in accordance with the rules stated in Section a. In addition, the Excess Contribution must be used to reduce the Matching Contribution and Special Company Contribution, if any, to the Plan for the next Plan Year (and succeeding Plan Years, as necessary) for all of the remaining Members in the Plan.

              (c) Hold the Excess Contribution in a suspense account for the Plan Year and allocate and reallocate such contribution in the next Plan Year to all Members in the Plan in accordance with Section a. The Excess
Contribution must be used to reduce the Matching Contribution and Special Company Contribution, if any, for the next Plan Year (and succeeding Plan Years, as necessary) for all Members in the Plan.

              (d) Refund any Pre-Tax Contributions made by the Member to the Plan for the Plan Year to the extent necessary to eliminate the Excess Contribution. However, any such refund may not be made if it will result in prohibited discrimination in favor of Highly Compensated Employees. If such prohibited discrimination will result from the refund of Pre-Tax Contributions, the Excess Contribution must be treated in accordance with Sections 10.4(a),
(b), or (c).


EMPLOYEE LONG-TERM INVESTMENT
AND SAVINGS PLAN

11                       FUNDING POLICY AND METHOD.
--                       -------------------------

        11.1  Contributions. The Administrative Committee will make arrangements
              -------------
for the collection of Pre-Tax Contributions as provided in Section 4. The Company will make Matching Contributions and Special Company Contributions to the Plan as provided in Section 5.

        11.2  Trust Fund. All monies, securities or other property received as
              ----------
contributions under the Plan will be delivered to the Trustee under the Trust Fund, to be managed, invested, reinvested and distributed in accordance with the Plan, the Trust Agreement, and any agreement with an insurance company or other financial institution constituting a part of the Plan and Trust Agreement.

        11.3  Expenses of the Plan. The expenses of administering the Plan will
              --------------------
include but not be limited to:

              (a) The fees and expenses of any employee and of the Trustee for the performance of their duties under the Trust Agreement;

              (b) The expenses incurred by the members of the Administrative Committee and of the Investment Committee in the performance of their duties under the Plan (including reasonable compensation for any legal counsel, certified public accountants and actuaries and any outside agents and cost of services provided for the Plan); and

              (c) All other proper charges and disbursements of the Trustee or the members of the Administrative Committee and of the Investment Committee (including settlements of claims or legal actions approved by counsel to the Plan).

        The expenses of administering the Plan may be paid out of the Trust Fund if the Participating Companies do not pay such expenses directly in such proportions as determined by the Administrative Committee. An election by the Participating Companies to pay all or a part of the above expenses directly will not bind such companies as to their rights to elect, with respect to the same or other expenses, at any other time to have such expenses paid from the Trust Fund or to have the Trustee reimburse the Participating Companies for expenditures already made. In estimating costs under the Plan, administrative costs may be anticipated.

        11.4  Cash Requirements. From time to time the Administrative Committee
              -----------------
will estimate the Plan Benefits, withdrawals and administrative expenses to be paid out of the Trust Fund during the period for which the estimate is made and will also estimate the contributions to be made to the Plan during that period. The Administrative Committee will inform the Trustee and each Investment Manager of the estimated cash needs of, and contributions to, the Plan

EMPLOYEE LONG-TERM INVESTMENT
AND SAVINGS PLAN
during the periods for which the estimates are made. The estimates will be made on an annual, quarterly, monthly or other basis, as the Administrative Committee may determine.

        11.5  Independent Accountant. The Administrative Committee will engage
              ----------------------
an independent qualified public accountant to conduct such examinations and to express such opinions as may be required by section 103(a)(3) of the Act. The Administrative Committee may remove and discharge the person so engaged, in which event it will engage a successor independent qualified public accountant to perform such examinations and to express such opinions.

        11.6 Loans from Parties-In-Interest. The Investment Committee, in its
             ------------------------------
sole discretion, may borrow money or receive credit from a party-in-interest (within the meaning of Section 3(14) of ERISA), providing such loan or extension of credit satisfies the applicable conditions of Department of Labor Prohibited Transactions Class Exemption No. 80-26, or such successor exemption which may from time to time be applicable, and otherwise satisfies the prohibited transactions provisions of ERISA and the Code. The proceeds of such a loan shall be allocated to such investment fund or funds as the Investment Committee deems appropriate. In connection with such a loan or extension of credit, the Investment Committee or its designee may execute such promissory notes or loan or other documents as it deems appropriate.


EMPLOYEE LONG-TERM INVESTMENT
AND SAVINGS PLAN

12           BENEFICIARIES.
--           -------------

        If no Beneficiary designation is in effect under Section 2.8 at the time of a Member's death, or if no designated Beneficiary survives the Member, the payment of the Member's Plan Benefit, if any, will be made to the following persons in the order listed:

             (a)  To the Member's Surviving Spouse, if any;

             (b) If the Member has no Surviving Spouse, then to his or her living children;

             (c) If the Member has no living children, then to his or her living parents;

             (d) If the Member has no living parents, then to his or her living brothers and sisters; or

             (e) If the Member has no living brothers and sisters, then to his or her estate.

The Administrative Committee will, in its sole and absolute discretion, determine the right of such persons to receive the Member's Plan Benefit, if any. If the Administrative Committee is in doubt as to the right of any person to receive such benefit, the Administrative Committee may direct the Trustee to retain such benefit, without liability for any interest, until the rights to such benefit are determined, or, alternatively, may direct the Trustee to pay such benefit into any court of appropriate jurisdiction and such payment will be a complete discharge of the liability of the Plan and the Trust Fund.


EMPLOYEE LONG-TERM INVESTMENT
AND SAVINGS PLAN

13                       ADMINISTRATION AND OPERATION OF THE PLAN.
--                       ----------------------------------------

        13.1  Plan Administrator.  The Administrative Committee is the "Plan
              ------------------
Administrator" of the Plan (as such term is defined in the Act) and the "Named Fiduciary" as defined in section 402(a) of the Act with respect to the operation and administration of the Plan. The Administrative Committee will make such rules and regulations and take any other actions to administer the Plan as it may deem appropriate. The Administrative Committee may adopt periods in which advance notice required under the Plan must be given and will communicate such periods to Employees. The Administrative Committee will have sole discretion to interpret the terms of the Plan and to determine eligibility for benefits under the objective criteria described in the Plan. The Administrative Committee's rules, interpretations, computations and actions will be conclusive and binding on all persons.

        In administering the Plan, the Administrative Committee (a) will act in a nondiscriminatory manner to the extent required by section 401(a) and related sections of the Code, and (b) will at all times discharge its duties in accordance with the standards described in section 404(a)(1) of the Act.

        13.2  Control and Management of Plan Assets.  The Investment Committee
              -------------------------------------
is the "Named Fiduciary" as defined in section 402(a) of the Act with respect to the management and control of the assets of the Plan, but only to the extent that it will have the authority to:

              (a) Appoint 1 or more trustees to hold the assets of the Plan in trust and to enter into a trust agreement with each trustee it appoints;

              (b) Appoint 1 or more Investment Managers for any assets of the Plan and to enter into an investment management agreement with each Investment Manager it appoints;

              (c) Direct the investment of any Plan assets not assigned to an Investment Manager or to the Trustee; and

              (d) Perform such other functions as are specifically assigned to the Investment Committee under the Plan.

        13.3  Trustees and Investment Managers. Each trustee appointed under
              --------------------------------
Section 13.2 will have the exclusive authority and discretion to manage and control the Plan assets held in trust by it, except to the extent that:

              (a) The Investment Committee directs how those assets will be invested;


EMPLOYEE LONG-TERM INVESTMENT
AND SAVINGS PLAN

              (b) The Investment Committee allocates the authority to manage those assets to one or more Investment Managers; or

              (c)  The Plan prescribes how those assets will be invested.

        Each Investment Manager appointed under Section 13.2 will have the exclusive authority to manage, including the power to acquire and dispose of, the Plan assets assigned to it by the Investment Committee, except to the extent that the Plan prescribes how those assets will be invested. The Trustee and each Investment Manager will be solely responsible for diversifying the investment, in accordance with section 404(a)(1)(C) of the Act, of the Plan assets assigned to them by the Investment Committee, except to the extent that the Investment Committee directs or the Plan prescribes how those assets will be invested.

        13.4  Committee Membership. Both the Administrative Committee and the
              --------------------
Investment Committee will consist of at least 3 members. Each member will be appointed by, will remain in office at the will of, and may be removed, with or without cause, by the Board of Directors. Any member of either Committee may resign at any time. The Board of Directors will designate the chairman of each Committee.

        To the maximum extent permitted by law, no member of either Committee will be personally liable by reason of any contract or other instrument executed by him or her or on his or her behalf in his or her capacity as a member of such Committee nor for any mistake of judgment made in good faith. The Company will indemnify and hold harmless, directly from its own assets (including the proceeds of any insurance policy the premiums of which are paid from the Company's own assets), each member of the Administrative Committee and Investment Committee and each other officer, employee or director of the Company to whom any duty or power relating to the administration or interpretation of the Plan or to the management and control of the assets of the Plan may be delegated or allocated, against any cost or expense (including counsel fees) or liability (including any sum paid in settlement of a claim with the approval of the Company) arising out of any act or omission to act in connection with the Plan, unless arising out of such person's own fraud or willful misconduct.

        13.5  Reports to Board of Directors. Each Committee will report to the
              -----------------------------
Board of Directors, or to its designee for this purpose, annually and at such other times specified by the Board of Directors or such designee, concerning the matters for which it is responsible under the Plan.

        13.6  Employment of Advisers. The Administrative Committee and the
              ----------------------
Investment Committee may make use of employees of the Company or outside agents as they require or may deem advisable for purposes of performing their respective duties under the Plan. Either Committee may rely upon the written opinion or advice of counsel provided by the Company,


EMPLOYEE LONG-TERM INVESTMENT
AND SAVINGS PLAN
fairness opinions provided by investment bankers and written opinions or advice by actuaries or accountants engaged by the Administrative Committee. Either Committee may delegate to any such agent or to any subcommittee or member of the Committee its authority to perform any act under the Plan, including, without limitation, those matters involving the exercise of discretion. Any such delegation of discretion will be subject to revocation at any time at the discretion of the appropriate Committee.

        13.7  Limitations on Committee Actions. No member of either Committee
              --------------------------------
will be entitled to act on or decide any matter relating solely to himself or herself or any of his or her rights or benefits under the Plan. The members of the Administrative Committee and of the Investment Committee will not receive any special compensation for serving in their capacities as members of such Committees but will be reimbursed for any reasonable expenses incurred in performing their Committee duties. Except as otherwise required by the Act, no bond or other security will be required of either Committee or any Committee member in any jurisdiction. Any person may serve on both Committees, and any member of either Committee, any subcommittee or agent to whom either Committee delegates any authority, and any other person or group of persons, may serve in more than one fiduciary capacity (including service both as a trustee and an administrator) with respect to the Plan.

        13.8  Committee Meetings. Each Committee will establish its own
              ------------------
procedures and the time and place for its meetings, and provide for the keeping of minutes of all meetings. A majority of the members of a Committee will constitute a quorum for the transaction of business at a meeting of the Committee. Any action of a Committee may be taken upon the affirmative vote of a majority of the members of the Committee at a meeting or, at the direction of its Chairman, without a meeting by "mail," telegraph or telephone, provided that all of the members of the Committee are informed by mail, telegraph or telephone of their right to vote on the proposal and of the outcome of the vote. "Mail" will include any written or electronic interoffice communication.


EMPLOYEE LONG-TERM INVESTMENT
AND SAVINGS PLAN

14                       CLAIMS AND REVIEW PROCEDURES.
--                       ----------------------------

        14.1  Applications for Benefits. Any application for a Plan Benefit must
              -------------------------
be submitted to the Administrative Committee at the Company's principal office. Such application must be in writing on the prescribed form and must be signed by the applicant.

        14.2  Denial of Applications. In the event that any application for
              ----------------------
a Plan Benefit is denied in whole or in part, the Administrative Committee will notify the applicant in writing of the right to a review of the denial. The written notice will state, in a manner reasonably calculated to be understood by the applicant:

              (a)  The specific reasons for the denial;

              (b) The specific references to the Plan provisions on which the denial was based;

              (c) A description of any information or material necessary to perfect the application;

              (d)  An explanation of why such material is necessary; and

              (e)  An explanation of the Plan's review procedure.

The written notice will be given to the applicant within 90 days after the Administrative Committee receives the application, unless special circumstances require an extension of time for processing the application. In no event will the extension exceed a period of 90 days from the end of the initial 90-day period. If an extension is required, written notice of the need for the extension will be given to the applicant before the end of the initial 90-day period. The notice will indicate the special circumstances requiring an extension of time and the date by which the Administrative Committee expects to give a decision. If written notice is not given to the applicant within the initial 90-day period, then the application will be deemed to have been denied (for purposes of Section 14.3) upon the expiration of such period.

        14.3  Requests for Review. Any person whose application for a Plan
              -------------------
Benefit is denied in whole or in part (or such person's duly authorized representative) may appeal the denial by submitting to the Administrative Committee a request for a review of such application within 60 days after receiving written notice of the denial. The Administrative Committee will give the applicant or such representative an opportunity to review pertinent documents (except legally privileged materials) in preparing such request for review and to submit issues and comments in writing. The request for review must be in writing and must be addressed to the Company's principal office. The request for review must state all of the grounds on which it is based, all


EMPLOYEE LONG-TERM INVESTMENT
AND SAVINGS PLAN
facts in support of the request and any other matters which the applicant deems pertinent. The Administrative Committee may require the applicant to submit such additional facts, documents or other material as it may deem necessary or appropriate in making its review.

        14.4  Decisions on Review. The Administrative Committee will act upon
              -------------------
each request for review within 60 days after it receives the request, unless special circumstances require an extension of time for processing, but in no event will the decision on review be given more than 120 days after the Administrative Committee receives the request for review. If an extension is required, written notice of the need for the extension will be given to the applicant before the end of the initial 60-day period. The Administrative Committee will give prompt, written notice of its decision to the applicant. If the Administrative Committee confirms the denial of the application for benefits in whole or in part, the notice will state, in a manner calculated to be understood by the applicant, the specific reasons for the denial and specific references to the Plan provisions on which the decision is based. To the extent that the Administrative Committee overrules the denial of the application for a Plan Benefit, such benefit will be paid to the applicant.

        14.5  Exhaustion of Administrative Remedies. No legal or equitable
              -------------------------------------
action for a Plan Benefit will be brought unless and until the claimant has:

              (a) Submitted a written application for a Plan Benefit in accordance with Section 14.1;

              (b)  Been notified that the application is denied;

              (c) Filed a written request for a review of the application in accordance with Section 14.3; and

              (d) Been notified in writing that the Administrative Committee has affirmed the denial of the application;

A Member may bring an action without completing the above steps after the Administrative Committee has failed to act on the claim within the time prescribed in Section 14.2 and Section 14.4.


EMPLOYEE LONG-TERM INVESTMENT
AND SAVINGS PLAN

15            TERMINATION OF EMPLOYER PARTICIPATION.
--            -------------------------------------

        15.1  Termination by Participating Company. Any Participating Company
              ------------------------------------
may terminate its participation in the Plan by giving the Board of Directors prior written notice specifying a termination date which will be the last day of a month at least 60 days after the date such notice is received by the Board of Directors. If the specified termination date is not at least 60 days after the date the notice of termination is received by the Board of Directors, the specified termination date will automatically be changed to the last day of the first month which is at least 60 days after the date the notice is received. The Board of Directors may waive such 60 day notice requirement and terminate the Participating Company's participation in the Plan as of any earlier date. The Board of Directors may also terminate any Participating Company's participation in the Plan, as of any termination date specified by the Board of Directors, for the failure of the Participating Company to make proper contributions, to comply with any other provision of the Plan, or for any other reason the Board of Directors deems appropriate. In any event, the Administrative Committee will promptly notify the IRS and other appropriate governmental authorities under Sections 15.3 and 16.3 of the Plan.

        15.2  Effect of Termination. Upon termination of the Plan as to any
              ---------------------
Participating Company, the interest in the Accounts of any Members who were or are currently employed by such Participating Company will continue to be 100% vested and nonforfeitable and no amount will subsequently be payable under the Plan to or with respect to such Members except as provided in this Section 15. Subject to any conditions which the IRS or any other governmental authority may impose, the Administrative Committee will direct the Trustee to segregate that portion of the Trust Fund attributable to the Members' Accounts of that Participating Company. To the maximum extent permitted by the Code and the Act, any rights of Members or former Members of that Participating Company and their Beneficiaries and other eligible survivors will be unaffected by a termination of the Plan as to such Participating Company.

        15.3  IRS Termination Procedure. If the Plan is terminated with respect
              -------------------------
to a Participating Company, the Administrative Committee or the appropriate Company office must submit the Plan to the IRS for a determination that the termination of the Plan with respect to the Participating Company will not adversely affect the qualified status of the Plan and the Trust Fund under sections 401(a) and 501(a) of the Code. No distributions of assets will be made in connection with the termination of the Plan until the IRS has issued a determination as to the effect of such termination. The Participating Company may, by written notice delivered to the Administrative Committee and the Trustee, waive its right to apply for such a determination. Any such waiver request must be approved by the Board of Directors.

        15.4  Termination of the Plan. If the Plan is terminated with respect to
              -----------------------
all Participating Companies, the provisions of this Section 15 will be applied to each of the Participating


EMPLOYEE LONG-TERM INVESTMENT
AND SAVINGS PLAN

Companies individually or collectively as determined by the Administrative Committee in its sole and absolute discretion.


EMPLOYEE LONG-TERM INVESTMENT
AND SAVINGS PLAN

16                       AMENDMENT, MERGER OR TERMINATION OF THE PLAN AND TRUST.
--                       ------------------------------------------------------

        16.1  Right to Amend. The Board of Directors have the right at any time,
              --------------
to modify, alter or amend this Plan, in whole or in part, prospectively or retroactively. No amendment will reduce any Member's Plan Benefit, calculated as of the date on which the amendment is adopted, except to the extent as may be appropriate or necessary to enable the Plan and Trust Fund to continue to satisfy the requirements of section 401(a) and section 501(a) of the Code or other applicable law. Any such amendment will be evidenced by an instrument in writing duly executed, acknowledged and delivered to the Administrative Committee and the Trustee. If the Plan is amended by the Board of Directors after it is adopted by an Affiliated Company, unless otherwise expressly provided, it will be treated as so amended by the Affiliated Company without the necessity of any action on the part of the Affiliated Company.

        16.2  Plan Merger or Consolidation. The Board of Directors reserves the
              ----------------------------
right to merge or consolidate this Plan with any other plan or to direct the Trustee to transfer the assets held in the Trust Fund and/or the liabilities of this Plan to any other plan or to accept a transfer of assets and liabilities from any other plan. In the event of the merger or consolidation of this Plan and the Trust Fund with any other plan, or a transfer of assets or liabilities to or from the Trust Fund to or from any other such plan, then each Member will be entitled to a benefit immediately after the merger, consolidation or transfer (determined as if the Plan was then terminated) that is equal to or greater than the benefit he or she would have been entitled to receive immediately before such merger, consolidation or transfer (if this Plan had then terminated).

        16.3  Termination of the Plan. The Board of Directors hopes and expects
              -----------------------
to continue the Plan indefinitely. Nevertheless, to the full extent permitted by law, the Board of Directors reserves the right to terminate the Plan or to completely discontinue contributions under the Plan. As required by law, before the termination or discontinuance of contributions, the Board of Directors, or its designee, will notify the Administrative Committee, the Trustee, or any other fiduciary of its intent to terminate the Plan or to discontinue contributions under the Plan. Upon such termination or discontinuance of contributions, the interest of each Member in his or her Accounts will continue to be 100% vested and nonforfeitable.

        16.4  Partial Termination of the Plan. Upon a curtailment of the Plan or
              -------------------------------
a discontinuance of the Plan with respect to a group or class of Members that constitutes a "Partial Termination" under section 411(d)(3) of the Code, the interest of each Member in his or her Accounts will continue to be 100% vested and nonforfeitable. If a Partial Termination occurs, the Accounts of the Members affected by the Partial Termination will be segregated by the Trustee and used to pay benefits under the Plan to such Members in accordance with Section 16.5 as though the Plan had been completely terminated. Alternatively, the Administrative


EMPLOYEE LONG-TERM INVESTMENT
AND SAVINGS PLAN

Committee may postpone benefit payments to those Members until their subsequent termination of Service with the Company in accordance with other provisions of the Plan.

        16.5  Manner of Distribution.  Upon termination of the Plan, the
              ----------------------
Administrative Committee may, in its sole and absolute discretion, direct the Trustee to convert the Trust Fund into cash and liquidate it by making benefit payments to Members in accordance with the modes of payment provided for in
Section 9.4. Alternatively, with the consent of the Board of Directors, or its designee, the Administrative Committee may direct the Trustee to hold the Members' Plan Benefit in the Trust Fund until such Members or their Beneficiaries become eligible to receive benefit payments under the terms and provisions of this Plan.

        16.6  Restrictions on Liquidation of Trust Fund Upon Termination. In no
              ----------------------------------------------------------
event, however, will a Member's Pre-Tax Account be distributed before the first
                                                                          -----
to occur of the following events:

              (a)  The Member's retirement;

              (b)  The Member's death;

              (c) The Member's disability (as determined by the Administrative Committee);

              (d)  The Member's termination of employment;

              (e)  The Member's attainment of age 59-1/2;

              (f) The termination of the Plan, provided that neither the Company nor an Affiliated Company maintains a successor plan;

              (g) The disposition, to a corporation that is not an Affiliated Company, of substantially all of the assets (within the meaning of section 409(d)(2) of the Code) used by the Company in the trade or business in which the Member is employed, provided that the Member continues employment with the transferee corporation and the Company continues to maintain the Plan; or

              (h) The disposition, to a corporation that is not an Affiliated Company, of the Company's interest in a subsidiary in which the Member is employed, provided that the Member continues employment with the subsidiary and the Company continues to maintain the Plan.

        A distribution may be made under (f), (g), or (h) above only if it constitutes a total distribution of the entire balance of the Member's Accounts.


EMPLOYEE LONG-TERM INVESTMENT
AND SAVINGS PLAN

17                       INALIENABILITY OF BENEFITS.
--                       --------------------------

              17.1  No Assignment Permitted. Except as may otherwise be required
                    -----------------------
by law, no amount payable at any time under the Plan and the Trust Agreement will be used or diverted for purposes other than for the exclusive benefit of Members and their Beneficiaries. No amount payable at any time under the Plan and Trust Agreement will be subject to alienation by anticipation, sale, transfer, assignment, bankruptcy, pledge, attachment, charge or encumbrance of any kind nor in any manner be subject to the debts or liabilities of any Member, Beneficiary or Alternate Payee. Any attempt to so alienate or subject any such amount will be void. If any Member, Beneficiary or Alternate Payee attempts to, or alienates, sells, transfers, assigns, pledges, attaches or otherwise encumbers any amount payable under the Plan and Trust Agreement, or any portion of such amount, or if by reason of his or her bankruptcy or other event, such amount would be made subject to his or her debts or liabilities, or would otherwise not be enjoyed by him or her, then the Administrative Committee, if it so elects, may direct that such amount be withheld and that such amount or any portion of such amount be paid or applied to or for the benefit of such person, his or her spouse, children or other dependents or any of them, in such manner and proportion as the Administrative Committee may deem proper.

        The following arrangements are not prohibited under the Plan:

              (a) Arrangements for the withholding of tax from benefit distributions;

              (b)  Arrangements for the recovery of benefit overpayments; or

              (c) Arrangements for direct deposit of benefit payments to an account in a bank, savings and loan association or credit union (provided that such arrangement is not part of an arrangement constituting an assignment or alienation).

        In addition, the return of Company Contributions under Section 17.2 and the creation, assignment or recognition of a right to all or a portion of a Member's Plan Benefit under a Qualified Domestic Relations Order under Section
17.3 will not violate this Section 17.1.

        17.2  Return of Contributions.  All Pre-Tax Contributions, Post-Tax
              -----------------------
Contributions, Matching Contributions and Special Company Contributions are expressly conditioned upon the deductibility of such contributions under section 404 of the Code. If the deduction of any Pre-Tax Contribution, Post-Tax Contribution, Matching Contribution or Special Company Contribution is disallowed, then the amount for which a deduction is disallowed will be returned to the appropriate Participating Company within 12 months after the date of the disallowance. In addition, if any Pre-Tax Contribution, Post-Tax Contribution, Matching Contribution or Special Company Contribution is made as a result of a mistake of fact, such contribution may be repaid to the appropriate Participating Company within 12 months after it is made. Any Pre-Tax


EMPLOYEE LONG-TERM INVESTMENT
AND SAVINGS PLAN

Contribution, Post-Tax Contribution, Matching Contribution or Special Company Contribution so returned will be reduced to reflect losses but will not be increased to reflect gains or income. Any Pre-Tax Contribution or Post-Tax Contribution so returned will be paid to the Member from whom it was withheld.

        17.3  Qualified Domestic Relations Orders. The Administrative Committee
              -----------------------------------
will honor the terms of a Qualified Domestic Relations Order that satisfies the following requirements.

              (a)  Requirements. In accordance with Section 414(p) of the Code,
                   ------------
a Domestic Relations Order will not be treated as a Qualified Domestic Relations Order unless it satisfies all of the following conditions:
                          ---

                   (i) The Domestic Relations Order clearly specifies the name and last known mailing address (if any) of the Member and the name and last known mailing address of each Alternate Payee covered by the order, the amount or percentage of the Member's Plan Benefit to be paid to each Alternate Payee or the manner in which such amount or percentage is to be determined, and the number of payments or period to which such order applies.

                  (ii) The Domestic Relations Order specifically indicates that it applies to this Plan.

                 (iii) The Domestic Relations Order does not require this Plan to provide any type or form of benefit, or any option, not otherwise provided under the Plan, and it does not require the Plan to provide increased benefits.

                  (iv) The Domestic Relations Order does not require the payment of all or a portion of a Member's Plan Benefit to an Alternate Payee which is required to be paid to another Alternate Payee under another order previously determined to qualify as a Qualified Domestic Relations Order.

              (b)  Early Commencement of Payments to Alternate Payees. A
                   --------------------------------------------------
Domestic Relations Order requiring payment to an Alternate Payee before a Member has separated from employment may qualify as a Qualified Domestic Relations Order as long as the order does not require payment before the Member's "Earliest Retirement Age," which is the earliest date on which the Member could elect to receive a Plan Benefit. If the order requires payments to begin after a Member's Earliest Retirement Age but before the Member's actual retirement, the amount of the payments must be determined as if the Member had begun receiving benefit payments on the date on which the payments are to begin under the order, but taking into account only the value of the Member's Accounts at that time. The Plan Benefit payable to an Alternate Payee will not be recalculated upon the Member's actual retirement.


EMPLOYEE LONG-TERM INVESTMENT
AND SAVINGS PLAN

              (c)  Alternate Payment Forms.  The Domestic Relations Order may
                   -----------------------
call for the payment of the Member's Plan Benefit to an Alternate Payee in any form in which benefits may be paid under the Plan to the Member, other than in the form of a qualified joint and survivor annuity, as defined in section 417(b) of the Code, with respect to the Alternate Payee and his or her subsequent spouse.

              (d)  Processing of Qualified Domestic Relations Orders. The
                   -------------------------------------------------
Administrative Committee will promptly notify the Member, and any Alternate Payee (including any Alternate Payee who may be entitled to benefits under a previously received Qualified Domestic Relations Order) of the receipt of any Domestic Relations Order which could qualify as a Qualified Domestic Relations Order. At the same time, the Administrative Committee will advise the Member and each Alternate Payee of the Plan provisions relating to the determination of the qualified status of such orders.

        Within a reasonable period of time after receipt of a copy of the Domestic Relations Order, the Administrative Committee will determine whether the order is a Qualified Domestic Relations Order and notify the Member and each Alternate Payee of its determination. The determination of the status of a Domestic Relations Order as a Qualified Domestic Relations Order will be made in accordance with such uniform and nondiscriminatory rules and procedures as may be adopted by the Administrative Committee from time to time. If monthly benefits are presently being paid with respect to a Member named in a Domestic Relations Order which may qualify as a Qualified Domestic Relations Order, or if the Member's Plan Benefit becomes payable after receipt of the order, the Administrative Committee will notify the Trustee to segregate and hold the amounts which would be payable to the Alternate Payee or payees designated in the order if the order is ultimately determined to be a Qualified Domestic Relations Order.

        If the Administrative Committee determines that the Domestic Relations Order is a Qualified Domestic Relations Order within 18 months of receipt of the order, the Administrative Committee will instruct the Trustee to pay the segregated amounts (plus any earnings on such amounts) to the Alternate Payee specified in the Qualified Domestic Relations Order. Conversely, if within the same 18 month period the Administrative Committee determines that the Domestic Relations Order is not a Qualified Domestic Relations Order, or if the status of the order as a Qualified Domestic Relations Order is not resolved, the Administrative Committee will instruct the Trustee to pay the segregated amounts (plus any earnings on such amounts) to the person or persons who would have been entitled to such amounts if the order had not been entered. If the Administrative Committee determines that a Domestic Relations Order is a Qualified Domestic Relations Order after the close of the 18 month period mentioned above, the determination will be applied prospectively only. The determination of the Administrative Committee as to the status of a Domestic Relations Order as a Qualified Domestic Relations


EMPLOYEE LONG-TERM INVESTMENT
AND SAVINGS PLAN

Order will be binding and conclusive on all interested parties, present and future, subject to the claims review provisions of Section 14.

              (e)  Responsibility of Alternate Payees. Any person claiming to be
                   ----------------------------------
an Alternate Payee under a Qualified Domestic Relations Order will be responsible for supplying the Administrative Committee with a certified or otherwise authenticated copy of the order and any other information or evidence that the Administrative Committee deems necessary in order to substantiate the person's claim or the status of the order as a Qualified Domestic Relations Order.


EMPLOYEE LONG-TERM INVESTMENT
AND SAVINGS PLAN

18                       TOP-HEAVY PROVISIONS.
--                       --------------------

        18.1  Determination of Top-Heavy Status. If the Plan becomes "Top
              ---------------------------------
Heavy," the provisions of this Section 18 will become operative. The Plan will be Top Heavy for a Plan Year if, on the last day of the prior Plan Year (the "Determination Date"), the cumulative balances credited to the Accounts of all Members who are "Key Employees" under the Plan exceed 60% of the cumulative balances credited to the Accounts of all Members under the Plan. The Plan will be "Super Top Heavy" if, on the Determination Date, the cumulative balances credited to the Accounts of all Members who are "Key Employees" under the Plan exceed 90% of the cumulative balances credited to the Accounts of all Members.

        A "Key Employee" means a key employee as defined in section 416 of the Code.

        If the Administrative Committee, in its sole and absolute discretion, but under the provisions of section 416 of the Code, determines that the Plan is a constituent in an "Aggregation Group" this Plan will be considered Top Heavy or Super Top Heavy only if the Aggregation Group is a "Top Heavy Group" or a "Super Top Heavy Group."

        An "Aggregation Group" includes:

              (a) Each plan intended to qualify under section 401(a) of the Code sponsored by the Company or an Affiliated Company in which 1 or more Key Employees participate;

              (b) Each other plan of the Company or an Affiliated Company that is considered in conjunction with such plans in determining whether or not the discrimination and coverage requirements of section 401(a)(4) and section 410 of the Code are satisfied; and

              (c) In the discretion of the Administrative Committee, any other such plan of the Company or an Affiliated Company, which, when considered in conjunction with the plans referred to above, satisfies the nondiscrimination and coverage requirements of section 401(a)(4) and section 410 of the Code.

        A "Top Heavy Group" is an Aggregation Group in which the sum (determined as of the Determination Date) of the aggregate of the amounts credited to the accounts of Key Employees under all "defined contribution plans" (as defined in section 414(i) of the Code) included in such group plus the present value of the cumulative accrued benefits for Key Employees under all "defined benefit plans" (as defined in section 414(j) of the Code) included in such group, exceed 60% of the total of such amounts for all employees and beneficiaries covered by such plans. A "Super Top Heavy Group" is an Aggregation Group for which the sum so determined for Key Employees exceeds 90% of the sum so determined for all employees and beneficiaries. Such


EMPLOYEE LONG-TERM INVESTMENT
AND SAVINGS PLAN
determination will be made by the Administrative Committee in accordance with section 416 of the Code.

        18.2  Minimum Allocations. For any Plan Year during which the Plan is a
              -------------------
Top-Heavy Plan, the Matching Contributions and Special Company Contributions allocated under this Plan and employer contributions and forfeitures allocated under any other defined contribution plan of the Aggregation Group on behalf of any Member who is (a) employed on the last regularly scheduled working day of the Plan Year, and (b) who is not a Key Employee will not be less than a percentage of the Member's Total Compensation, equal to the lesser of:
                                                            ------

              (a)  3%; or

              (b) The percentage equal to the largest percentage that any Key Employee for that Plan Year receives of Pre-Tax Contributions, Matching Contributions and Special Company Contributions allocated on behalf of that Key Employee's Total Compensation for that Plan Year, as limited by Section 18.4 below.

        The minimum allocation will be determined without regard to any contributions made or benefits available under the federal Social Security Act.

        18.3  Minimum Vesting. If a Member (other than a Member who did not
              ---------------
complete any Period of Service after the Plan became a Top-Heavy Plan) ceases to be an Employee while the Plan is a Top-Heavy Plan and after such Member has completed 3 or more Years of Service, such Member's Vested Interest in his or her Matching Account and Special Company Account will be 100% and will no longer be subject to forfeiture for an act of Misconduct under Section 9.1. If a Member ceases to be an Employee while the Plan is a Top-Heavy Plan and before the Member has completed 3 Years of Service, the Members Vested Interest in his or her Matching Account and Special Company Contribution Account will be determined in accordance with Section 9.1.

        18.4  Impact on Maximum Benefits. For any Plan Year in which the Plan is
              --------------------------
a Top-Heavy Plan, the number "1.00" will be substituted for the number "1.25" wherever it appears in section 415(e)(2) and section 415(e)(3) of the Code. Such substitution will not have the effect of reducing any benefit accrued under a defined benefit plan maintained by a Participating Company before the first day of the Plan Year in which this provision becomes applicable.


EMPLOYEE LONG-TERM INVESTMENT
AND SAVINGS PLAN

19                       GENERAL LIMITATIONS AND PROVISIONS.
--                       ----------------------------------

        19.1  No Employment Rights. Nothing in the Plan will give any employee
              --------------------
the right to be retained in the employment of the Company or an Affiliated Company or affect the right of the Company or an Affiliated Company to terminate a person's employment with or without cause.

        19.2  Payments from the Trust Fund. The Trust Fund will be the sole
              ----------------------------
source of benefits under the Plan and, except as otherwise required by the Act, the Company, the Administrative Committee and the Investment Committee assume no liability or responsibility for payment of such benefits. Each Member, Beneficiary or other person who will claim the right to any payment under the Plan will be entitled to look only to the Trust Fund for such payment and will not have the right, claim or demand for such amount against the Company, the Administrative Committee or the Investment Committee or any member of the Committees, or any employee or member of the board of directors of the Company.

        19.3  Payments to Minors or Incompetents. If the Administrative
              ----------------------------------
Committee finds that any person to whom any amount is payable under the Plan is unable to care for his or her affairs because of illness or accident, or is a minor, or has died, then any payment due him or her or his or her estate (unless a prior claim therefore has been made by a duly appointed legal representative) may, if the Administrative Committee so elects, be paid to his or her spouse, a child, a relative, an institution maintaining or having custody of such person, or any other person deemed by the Administrative Committee to be a proper recipient on behalf of such person otherwise entitled to payment. Any such payment will be a complete discharge of the liability of the Plan and the Trust Fund.

        19.4  Lost Members or Other Persons. If the Administrative Committee is
              -----------------------------
unable to locate a Member, Beneficiary or other person who is entitled to receive a benefit under the Plan, the Administrative Committee may (but need not) direct that such benefit be applied to reduce the Company's Matching Contribution and/or any Special Company Contribution to the Plan. If the person later makes a claim for his or her benefit before the date final distributions are made from the Trust Fund following the termination of the Plan, the Company that employed the Member with respect to whom the benefit is payable, will reinstate such benefit (without income, gains or other adjustment) by making a special contribution to the Plan as soon as reasonably practicable after such claim is made. However, if the benefit would have been lost by reason of escheat under applicable state law, then the benefit will not be subject to reinstatement. If the Plan is terminated and final distributions are made from the Trust Fund before the applicable escheat period has expired, the Administrative Committee may transfer the affected person's benefit to an individual retirement account established for such person.


EMPLOYEE LONG-TERM INVESTMENT
AND SAVINGS PLAN

        19.5  Personal Data to the Administrative Committee. Each Member must
              ---------------------------------------------
file with the Administrative Committee such pertinent information concerning himself or herself, his or her Beneficiary or any other person as the Administrative Committee may specify, and no member, Beneficiary or other person will have any rights to any benefit under the Plan unless such information is filed by or with respect to him or her. The Administrative Committee is entitled to rely on personal data given to it by a Member.

        19.6  Insurance Contracts. If the payment of any benefit under the Plan
              -------------------
is provided for by a contract with an insurance company the payment of such benefit will be subject to all the provisions of such contract.

        19.7  Notice to the Administrative Committee. All elections,
              --------------------------------------
designations, requests, notices, instructions and other communications from a Participating Company, a Member, Beneficiary, or other person to the Administrative Committee, required or permitted under the Plan, will be:

              (a) In such form as is prescribed from time to time by the Administrative Committee;

              (b) Mailed by first-class mail or delivered to such location as will be specified by the Administrative Committee, or provided by electronic means, including telephone, as permitted by the Administrative Committee; and

              (c) Deemed to have been given and delivered only upon actual receipt by the Administrative Committee or its designee at the location.

        19.8  Notices to Members and Beneficiaries. All notices, statements,
              ------------------------------------
reports and other communications from a Participating Company or the Administrative Committee or Investment Committee to any employee, Member, Beneficiary or other person (other than the Administrative Committee) required or permitted under the Plan will be deemed to have been duly given when delivered to, or when mailed by first-class mail, postage prepaid and addressed to, the employee, Member, Beneficiary or other person at his or her address last appearing on the records of the Administrative Committee.

        19.9  Word Usage. Whenever used in the Plan the masculine gender
              ----------
includes the feminine, and wherever the context of the Plan dictates, the plural will be read as the singular and the singular as the plural. Uses of the term "Sections" as a cross-reference will be to other Sections contained in the Plan and not to another instrument, document or publication unless specifically stated otherwise.


EMPLOYEE LONG-TERM INVESTMENT
AND SAVINGS PLAN

        19.10  Headings. The titles and headings of Sections are included
               --------
for convenience of reference only and are not to be considered in construing the provisions of the Plan.

        19.11  Governing Law. The Plan and all rights under the Plan will be
               -------------
interpreted and construed in accordance with California law except to the extent such law is preempted by the Act and Code.

        19.12  Heirs and Successors. All of the provisions of the Plan will be
               --------------------
binding upon all persons who will be entitled to any benefits under the Plan, their heirs and legal representatives.

        19.13  Withholding. Payment of benefits under this Plan will be subject
               -----------
to applicable law governing the withholding of taxes from benefit payments, and the Trustee and Administrative Committee will be authorized to withhold taxes from the payment of any benefits under the Plan, in accordance with applicable law.

        IN WITNESS WHEREOF, LEVI STRAUSS ASSOCIATES INC. has caused this Plan to be executed and its corporate seal to be hereunto affixed by its duly authorized officers, as of this _____ day of _______________, 1995.


                                       LEVI STRAUSS ASSOCIATES INC.



                                       By: ____________________________________
                                             Its: _____________________________


EMPLOYEE LONG-TERM INVESTMENT
AND SAVINGS PLAN

                         LEVI STRAUSS ASSOCIATES INC.
                         ----------------------------
                         EMPLOYEE LONG-TERM INVESTMENT
                         -----------------------------
                               AND SAVINGS PLAN
                               ----------------


                                  APPENDIX A
                                  ----------

                             PRIOR PLAN PROVISIONS
                             ---------------------


        This Appendix A states the provisions of the Plan in effect on or after the Effective Date (November 27, 1989) which were amended before April 1, 1995. The provisions of the Plan in effect as of April 1, 1995 are presented in the main text of this amended and restated Plan.

20 Effective before November 21, 1990, Section 2.1 of the Plan, then designated as Section 16.1, read as follows:

                    16.1  "Account" means the Account maintained for a Member
                           -------
              to which are credited the Member's Pre-Tax Contributions and Company Contributions.

21 Effective before November 21, 1990, Section 2.6 of the Plan, then designated as Section 13.4, read as follows:

                    13.4   Annual Additions.  For purposes of this Section 13,
                           ----------------
        a Member's "Annual Additions" for a Plan Year will be equal to the sum of the following:

                           (a) The aggregate employee contributions which the Member contributes during such Plan Year to all qualified retirement plans maintained by the Affiliated Group;

                           (b) The amount of contributions made on behalf of the Member for such Plan Year to any qualified defined contribution plan maintained by the Affiliated Group under an election by the Member under a qualified cash or deferred arrangement, including Pre-Tax Contributions to this Plan; and

                           (c) The amount of employer contributions and forfeitures allocated to the Member as of any date within such Plan Year


EMPLOYEE LONG-TERM INVESTMENT
AND SAVINGS PLAN
              under any qualified defined contribution plan maintained by the Affiliated Group, including Company Contributions to this Plan.

22 Effective August 13, 1990, the following clause was added to the end of the first sentence in Section 2.8 of the Plan, then designated as
        Section 8.6:

              "or the Administrative Committee is satisfied that the spouse cannot be located."

23 Effective before January 1, 1992, Section 2.16 of the Plan, then designated as Section 16.11, read as follows:

                    16.11 "Eligible Employee" means an Employee who is on the
                           -----------------
              payroll of a Participating Company other than an Employee who is paid from the home office of the Company. The Board of Directors, in designating a Participating Company, may specify that only certain named Employees or only certain classifications of Employees on the payroll of such Participating Company will not be "Eligible Employees." In addition, the term "Eligible Employee" will not include an Employee who is:

                          (A) Included in a unit of employees covered by a collective-bargaining agreement which does not provide that such Employee will be eligible to participate in the Plan;

                          (B)  A stocktaker or Temporary Employee;

                          (C) A nonresident alien who receives no remuneration from a Participating Company that constitutes income from sources within the United States (within the meaning of section 861(a)(3) of the Code);

                          (D) An alien who receives no remuneration from a Participating Company that constitutes income from sources within the United States (within the meaning of section 861(a)(3) of the Code), if the alien has been transferred by a Participating Company from a job outside the United Sates to a job within the United States and the duration of such transfer is expected to be less than 24 months;

                          (E) A United States citizen locally hired by a foreign subsidiary (including a domestic subsidiary operating abroad) or foreign division of a Participating Company; or


EMPLOYEE LONG-TERM INVESTMENT
AND SAVINGS PLAN

                          (F) A "leased employee" (as defined in section 414(n) of the Code) who is providing services to a member of the Affiliated Group.

              The Board of Directors on a nondiscriminatory basis may designate as an Eligible Employee any person described in (c), (d) or (e) above. Such designation must be made in writing after receiving the advice of counsel.

                    A person's status as an Eligible Employee will be determined by the Administrative Committee and such determination will be conclusive and binding on all persons.

24 Section 2.19 and Section 2.20 of the Plan, then designated as Section 16.18, were added to the Plan, effective November 21, 1990.

25 Effective before January 1, 1992, Section 2.30 of the Plan, then designated as Section 16.22, read as follows:

                    16.22 "Member" means a person who participates in the Plan
                           ------
              under Section 2.

26 Section 2.46, then designated as Section 16.28, was added to the Plan effective November 21, 1990.

27 Effective before November 21, 1990, Section 3.1 of the Plan, then designated as Section 2.1, read as follows:

                    2.1   Commencement of Membership. Membership in the Plan is
                          --------------------------
              voluntary. By filing the prescribed form with the Administrative Committee in advance, an Eligible Employee may commence participation in the Plan on the first day of the first pay period of any month coinciding with or next following any Entry Date after he or she completes a 365-day Period of Service. Upon becoming a Member, the Eligible Employee will designate a Beneficiary under Section 8.6.

28 Effective for the period beginning November 21, 1990, and ending May 28, 1991, Section 3.1 of the Plan, then designated as Section 2.1, read as follows:

                    2.1   Commencement of Membership. With respect to Pre-Tax
                          --------------------------
              Contributions provided for in Section 2.1 and Matching
              Contributions


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                                      A-3
              provided for in Section 3.1, membership in the Plan is voluntary. By filing the prescribed form with the Administrative Committee in advance, an Eligible Employee may commence participation in the Plan with respect to such provisions on the first day of the first pay period of any month coinciding with or next following any Entry Date after he or she completes a 365-day Period of Service. With respect to Special Company Contributions provided for in
              Section 3.2, an Eligible Employee who is (a) employed by the Company or a Participating Company on or before May 31 of a Plan Year and (b) employed by the Company or a Participating Company on the last day of such Plan Year, will be eligible to participate in the Plan with respect to such contributions for such Plan Year. Upon becoming a Member, the Eligible Employee will designate a Beneficiary under Section 8.6.

29 Effective for the period beginning May 29, 1991, and ending November 23, 1991, Section 3.1 of the Plan, then designated as Section 2.1, read as follows:

                    2.1     Commencement of Membership. Membership in the Plan
                            --------------------------
              is voluntary for Pre-Tax Contributions provided for in Section 2.1 and the Matching Contribution provided for in Section 3.1. By filing the prescribed form with the Administrative Committee in advance, an Eligible Employee may commence participation in the Plan on the first day of the first pay period of any month coinciding with or next following any Entry Date after he or she completes a 365-day Period of Service.

                    Membership for the Special Company Contribution provided
              under Section 3.2 is automatic and an Eligible Employee will commence participation in the Plan for such contribution on the first day coinciding with or next following any Entry Date after he or she completes a 365-day Period of Service.

                    Upon becoming a Member, an Eligible Employee will designate a Beneficiary under Section 8.6.

30 The existing Section 3.1 of the Plan was added to the Plan, effective for the Plan Year ending November 24, 1991.

31 The existing Section 3.5 of the Plan was added to the Plan, effective January 1, 1992.


EMPLOYEE LONG-TERM INVESTMENT
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                                      A-4

32 Effective before November 21, 1990, Section 5 of the Plan, then designated as Section 4, read as follows:

                    4.1  Amount and Form. The Participating Companies will make
                         ---------------
              a Company Contribution to the Plan for each Plan Year in an amount equal to 50% of each Member's Pre-Tax Contributions for such Plan Year which are transferred to Fund Y pursuant to Section 5.2, reduced by any amount which cannot be allocated to the Member because of the contribution limitation described in Section 13.1. The Board of Directors may determine that no Company Contribution will be made for a particular Plan Year or portion of a Plan Year, or may determine that a lesser Company Contribution will be made, in view of Company performance and economic and financial conditions prevailing and anticipated at the time. The Board of Directors also may determine in its sole discretion that a greater Company Contribution will be made for a particular Plan Year or portion of a Plan Year. No Company Contribution will be made for a Member unless he or she (a) is an Employee on the date as of which a Company Contribution is allocated or (b) ceased to be an Employee during the Plan Year after attaining age 55 and completing 15 years of Service, after attaining age 65 or by reason of death and his or her Account has not been distributed under Section 8. Company Contributions may be made in the form of cash or in the form of shares of LSAI Stock, or a combination of both.

                    4.2  Deposit With Trustee; Crediting Accounts. Company
                         ----------------------------------------
              Contributions for any Plan Year will be paid to the Trustee at the time when Pre-Tax Contributions are transferred to Fund Y under
              Section 5.2 and will be allocated among Members in proportion to their Pre-Tax Contributions which are transferred to Fund Y. A Member's share of the Company Contributions will be allocated and credited to the Member's Account as of the earlier of the date the Company Contributions are made to the Plan or the end of the Plan Year during which the Member made the Pre-Tax Contributions with respect to which such Company Contributions are made.

                    4.3  Curtailment or Distribution of Excess Aggregate
                         -----------------------------------------------
              Contributions. If any Company Contributions otherwise allocable to
              -------------
              a Member would constitute "excess aggregate contributions" (as defined in section 401(m)(6)(B) of the Code) with respect to a Plan Year, (a) such Company Contributions will not be made to the Plan, if such Company


EMPLOYEE LONG-TERM INVESTMENT
AND SAVINGS PLAN

              Contributions have not been made to the Plan as of the date on which such Company Contributions are determined to constitute excess aggregate contributions, or (b) such Company Contributions (and any income allocable to such Company Contributions) will be distributed to the Member no later than 2-1/2 months after the end of such Plan Year, if such Company Contributions have been made to the Plan prior to the date on which such Company Contributions are determined to constitute excess aggregate contributions.

33      Effective before the Plan Year ending November 24, 1991, paragraph 2 of
        Section 5.3 of the Plan, then designated as Section 4.3, read as follows:

                    The Special Company Contribution will be paid to the Trustee on or before the due date (including extensions) for filing the Company's consolidated federal income tax return for the Plan Year. The Special Company Contribution for a Plan Year will be allocated among Members who are Employees on the last working day of such Plan Year either (a) in proportion to each Member's Compensation for such Plan Year including, in the case of a Member who was a Member for only part of the Plan Year, amounts that would have been Compensation if the Member had been a Member for the full Plan Year or (b) in an equal amount for each Member, as determined by the Board of Directors in their sole discretion. A Member's share of the Special Company Contribution will be credited to the Member's Special Company Account.

34 Effective before November 21, 1990, Section 6.2 of the Plan, then designated as Section 5.2, read as follows:

                    5.2  Investment of Contributions. All Company Contributions
                         ---------------------------
              will be deposited in Fund Y. All Pre-Tax Contributions initially will be deposited in the Segregated Account. Twice each Plan Year, the Investment Committee will obtain an independent appraisal of the Fair Market Value of LSAI Stock. The Investment Committee will notify the Trustee of such Fair Market Value promptly after completion of the appraisal. If the Trustee determines that the Fair Market Value exceeds adequate consideration for LSAI Stock within the meaning of section 3(18) of ERISA, all Pre-Tax Contributions that are invested in the Segregated Account and any earnings on such contributions will be transferred to Fund Z, and no Company Contribution will be made with respect to such Pre-Tax Contributions. If the Trustee determines that the Fair Market Value does not exceed adequate consideration for LSAI Stock, the


EMPLOYEE LONG-TERM INVESTMENT
AND SAVINGS PLAN

              Administrative Committee will notify Members of such Fair Market Value and the Company's stockholders of the Trustee's intention to purchase LSAI Stock. Each Member who has Pre-Tax Contributions invested in the Segregated Account will have the opportunity to elect to have such Pre-Tax Contributions and any earnings on such contributions transferred from the Segregated Account to Fund Z and/or Fund Y in 25% increments of such Pre-Tax Contributions and earnings. If a Member files such an election on the prescribed form by the date determined by the Administrative Committee, the Member's Pre-Tax Contributions that are invested in the Segregated Account and any earnings on such contributions will be transferred to the Fund elected by the Member. If a Member fails to file such an election on the prescribed form by the date determined by the Administrative Committee, the Member's Pre-Tax Contributions that are invested in the Segregated Account and any earnings on such contributions automatically will be transferred to Fund Y. At the time when Pre-Tax Contributions and earnings are transferred to Fund Y, the Participating Companies will make a Company Contribution under Section 4.1 unless the Board of Directors determines that no Company Contribution will be made. The Trustee will seek to acquire LSAI Stock for Fund Y at a price no greater than Fair Market Value to the extent any cash Company Contributions deposited in Fund Y and Pre-Tax Contributions transferred to Fund Y exceed the cash requirements of Fund Y as determined by the Administrative Committee. The Trustee may acquire LSAI Stock from a party in interest or a disqualified person for no more than adequate consideration (as defined in section 3(18) of ERISA) in accordance with the requirements of section 408(e) of ERISA.

                    If any Member's Pre-Tax Contributions in excess of the cash requirements of Fund Y have not been invested in LSAI Stock when the Fair Market Value of LSAI Stock is next determined because insufficient LSAI Stock was available to the Trustee, the Member may elect to have such Pre-Tax Contributions and any earnings on such contributions transferred to Fund Z in accordance with procedures established by the Administrative Committee. In the absence of such an election, the Pre-Tax Contributions and earnings will remain in Fund Y for investment in LSAI Stock at the new Fair Market Value to the extent LSAI Stock is available. Any Company Contributions and earnings on such contributions that have not been invested in LSAI Stock will remain in Fund Y, whether or not the Member elects to transfer the excess Pre-Tax Contributions to Fund Z.


EMPLOYEE LONG-TERM INVESTMENT
AND SAVINGS PLAN

                    Any Member who requests a distribution of his or her Plan
              Benefit under Section 8 prior to a date on which Company Contributions are made to the Plan will be deemed to have elected not to invest in Fund Y the Member's Pre-Tax Contributions and earnings on such contributions which were held in the Segregated Account immediately prior to such request.

35 Section 6.2 of the Plan, then designated as Section 5.2, was amended to give the Investment Committee the authority to effect a Suspension, effective October 29, 1990.

36 Section 6.4 of the Plan, then designated as Section 5.4, was added to the Plan, effective January 1, 1991.

37 Effective before February 28, 1991, Section 6.7(b)(i) of the Plan, then designated as Section 15.5(i), read as follows:

                                 (i)  Any offer to purchase LSAI Stock by the
                    Company for purposes of making cash distributions from the Plan.

38 Section 6.7(c) of the Plan, then designated as Section 15.5(b), was added to the Plan, effective February 28, 1991.

39      Effective before November 21, 1990, the first and second paragraphs of
        Section 8.1 of the Plan, then designated as Section 7.1, read as follows:

                    7.1   Requirements for Withdrawals.  A Member who incurs a
                          ----------------------------
              hardship or who becomes Totally and Permanently Disabled may withdraw from the Member's Account an amount not exceeding the lesser of (1) the Member's aggregate Pre-Tax Contributions, reduced by the sum of all Pre-Tax Contributions previously withdrawn by or distributed to the Member, or (2) the balance credited to his or her Account. The minimum amount that may be withdrawn will be $1,000. A Member may not make more than 2 hardship withdrawals in any Plan Year. A hardship withdrawal will be permitted only if the entire amount requested is not reasonably available from other resources of the Member and is required to meet immediate and heavy financial needs of the Member arising solely from 1 or more of the following:

                          (a) The payment of extraordinary and unreimbursed medical or hospital expenses incurred by the Member, the Member's


EMPLOYEE LONG-TERM INVESTMENT
AND SAVINGS PLAN
              spouse, any dependent of the Member, or a nondependent parent or child of the Member;

                          (b) The payment of tuition expenses for the next quarter or semester of post-secondary education for the Member, the Member's spouse or child, or any dependent of the Member;

                          (c) The payment of expenses incurred by a Member in purchasing his or her primary residence;

                          (d) The need to prevent the eviction of the Member from his or her primary residence or foreclosure on the mortgage of the Member's primary residence;

                          (e) The payment of funeral expenses for a family member or relative of the Member; or

                          (f)    The loss of income resulting from an
              abbreviated work schedule required by the Member's health, the loss of employment by the Member's working spouse or garnishment of the Member's wages.

                    An amount will be considered necessary to satisfy the
              Member's immediate and heavy financial need only if the Administrative Committee determines that the need cannot be relieved by any of the following:

                                 (i)    Reimbursement or compensation by
                    insurance or otherwise;

                                 (ii) Reasonable liquidation of the Member's assets, including assets of the Member's spouse and minor children that are reasonably available to the Member, to the extent such liquidation would not itself cause an immediate and heavy financial need;

                                 (iii)  Cessation of Pre-Tax Contributions; or

                                 (iv)   A loan from a commercial source on
                    reasonable commercial terms.

40      The final paragraph of Section 8.1 of the Plan, then designated as
        Section 7.1, was added to the Plan, effective August 13, 1990.


EMPLOYEE LONG-TERM INVESTMENT
AND SAVINGS PLAN

41 Effective before November 21, 1990, Section 9.1 of the Plan, then designated as Section 8.1, read as follows:

                    8.1   Vesting in Accounts.  A Member's interest in his or
                          -------------------
              her Account will be 100 percent vested and nonforfeitable at all times.

42 Effective before November 21, 1990, Section 10.4 of the Plan, then designated as Section 13.3, read as follows:

                   13.3   Disposition of Excess Annual Additions.  Any Pre-Tax
                          --------------------------------------
              Contributions that cannot be credited to a Member because of the limitation described in Section 13.1 will be reduced under Section
              3.5. Any Pre-Tax Contributions that cannot be handled in accordance with the preceding sentence will be credited to a suspense account on behalf of the Member. All amounts credited to such account will be treated as Pre-Tax Contributions for successive Plan Years and will be allocated annually to the Member under Section 3 (to the extent such allocation is not prohibited by Section 13.1) until exhausted. No gains or losses will be credited to such account and no additional Pre-Tax Contributions or Company Contributions will be made by or on behalf of the Member so long as any amount remains in such account. Any amounts that cannot be allocated to the Member as Company Contributions will be deducted from the amount of Company Contributions that otherwise would be made as described in Section 4.1, but such reduction will not affect the amounts allocable under Section 4.1 to Members whose Company Contribution component of Annual Additions is not reduced.

43 Effective November 27, 1989, Section 10.4 of the Plan, then designated as Section 13.4, was added to the Plan.

44 Effective before November 21, 1990, Section 11.1 of the Plan, then designated as Section 9.1, read as follows:

                    9.1   Contributions.  The Administrative Committee will make
                          -------------
              arrangements for the collection of Pre-Tax Contributions as provided in Section 3. The Company will cause the Participating Companies to make Company Contributions to the Plan as provided in
              Section 4.

45 Effective before November 21, 1990, Section 18.2 of the Plan, then designated as Appendix A, paragraph (b), read as follows:


EMPLOYEE LONG-TERM INVESTMENT
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                                     A-10

                          (b)    Minimum Allocations.  For any Plan Year during
                                 -------------------
              which the Plan is a Top-Heavy Plan, the Pre-Tax Contributions and Company Contributions allocated under this Plan and employer contributions and forfeitures allocated under any other defined contribution plan of the Aggregation Group on behalf of any Member who is employed on the last regularly scheduled working day of the Plan Year and who is not a Key Employee will not be less than a percentage of the Member's Total Compensation equal to the lesser of (i) 3% or (ii) the percentage equal to the largest percentage that any Key Employee for that Plan Year receives of Pre-Tax Contributions and Company Contributions allocated on behalf of that Key Employee's Total Compensation for that Plan Year. The minimum allocation will be determined without regard to any contributions made or benefits available under the Federal Social Security Act.

46 Effective before November 21, 1990, the Plan contained a Section 16.9 which read as follows:

                   16.9   "Company Contribution" means the contribution made by
                           --------------------
              the Participating Companies under Section 4.1.

47 Effective before November 21, 1990, Section 19.2 of the Plan, then designated as Section 15.7, read as follows:

                   15.7   Return of Contributions.  Pre-Tax Contributions
                          -----------------------
              and Company Contributions are expressly conditioned upon the initial determination by the Secretary of the Treasury or his delegate that the Plan meets the requirements of section 401(a) of the Code and upon the deductibility of such Contributions under section 404 of the Code. If such initial determination is not favorable, then all Pre-Tax Contributions and Company Contributions will be returned to the Participating Companies within 12 months after the date of the initial determination. If the deduction of any Pre-Tax Contribution or Company Contribution is disallowed, then the amount for which a deduction is disallowed will be returned to the appropriate Participating Company within 12 months after the date of the disallowance. In addition, if any Pre-Tax Contribution or Company Contribution is made as a result of a mistake of fact, such Contribution may be repaid to the appropriate Participating Company within 12 months after it is made. Any Pre-Tax Contribution or Company Contribution returned under this Section 15.7 will be reduced to reflect


EMPLOYEE LONG-TERM INVESTMENT
AND SAVINGS PLAN
              losses but will not be increased to reflect gains or income. Any Pre-Tax Contribution returned under this Section 15.7 will be paid to the Member from whom it was withheld.

48 Effective with respect to the Plan Year ending in 1989, Appendix B of the Plan read as follows:

              If Matching Contributions are made with respect to Pre-Tax Contributions made during the Plan Year ended in 1989, such Matching Contributions will be made with respect to such Pre-Tax Contributions made by a Member who was employed by the Company on the last day of such Plan Year but received a distribution of his or her Plan Benefit under
        Section 8 before the date on which such Matching Contributions are made to the Plan, without regard to whether such Pre-Tax Contributions are transferred to Fund Y (the "Special Carryover Match").

              The Special Carryover Match will be allocated to such Member's account as of the last day of the Plan Year ended in 1989, and will become distributable under Section 8 of the Plan.


EMPLOYEE LONG-TERM INVESTMENT
AND SAVINGS PLAN

                         LEVI STRAUSS ASSOCIATES INC.
                         ----------------------------
                         EMPLOYEE LONG-TERM INVESTMENT
                         -----------------------------
                               AND SAVINGS PLAN
                               ----------------

                                  APPENDIX B
                                  ----------

                              BLACKOUT PROVISIONS
                              -------------------

       1.   In General.  The Administrative Committee or its designee (either
            ----------
referred to herein as the "Blackout Coordinator") may establish a Blackout Period, as defined below, in the event that the Blackout Coordinator determines that such a Blackout Period is necessary or appropriate in the administration of the Plan.

       2.   Definitions.
            -----------

            (a) A Blackout Period is a period of time during which Affected Requests shall not be processed or effected.

            (b) An Affected Request is any of the following requests by a Member (or Beneficiary) for an action or an event under the Plan, or any of the following Plan functions or events:

                   (i) Reinvestment of Accounts pursuant to Section 6 of the Plan;

                   (ii) Valuation of Accounts and distribution of statements pursuant to Section 7 of the Plan;

                   (iii)  Withdrawals pursuant to Section 8 of the Plan; and

                   (iv) Distribution of Plan Benefits pursuant to Section 9 of the Plan.

       In addition, the Blackout Coordinator, in its declaration of the Blackout Period or in any supplementary action regarding the Blackout Period, may designate as Affected Requests any other requests by a Member (or Beneficiary) or other Plan functions or events which are otherwise allowed or provided for under the Plan, or may declare that specified requests or Plan functions or events encompassed by (b)(i)-(iv) above shall not constitute Affected Requests, for all or a designated portion of the Blackout Period.


EMPLOYEE LONG-TERM INVESTMENT
AND SAVINGS PLAN

       3.   Duration.  The duration of the Blackout Period shall be determined
            --------
by the Blackout Coordinator, in its sole discretion.

       4.   Effect of Blackout Period.  Affected Requests will be held by the
            -------------------------
Administrative Committee until the end of the Blackout Period. At the end of the Blackout Period, the Administrative Committee shall reconfirm the Member's (or Beneficiary's) eligibility for or desire with respect to any Affected Request which had been submitted by such Member (or Beneficiary), but which had not been processed as a result of the Blackout Period. Other Plan functions or events which would have occurred if not for the Blackout Period, will be processed automatically after the expiration of the Blackout Period.

EMPLOYEE LONG-TERM INVESTMENT
AND SAVINGS PLAN

                         LEVI STRAUSS ASSOCIATES INC.
                         ----------------------------
                         EMPLOYEE LONG-TERM INVESTMENT
                         -----------------------------
                               AND SAVINGS PLAN
                               ----------------


                                  APPENDIX C
                                  ----------

                                     FUNDS
                                     -----


-       Fidelity Money Market Trust: Retirement Money Market Portfolio

-       Fidelity Asset Manager

-       Fidelity Magellan Fund

-       Sponsor Stock Fund

        The Fund designated as the Holding Account referenced in Section 7.1 shall be the Fidelity Retirement Government Money Market Portfolio.

        The Fund designated as the Fund to receive contributions for which no proper Member investment direction has been received shall be the Fidelity Retirement Government Money Market Portfolio.


EMPLOYEE LONG-TERM INVESTMENT
AND SAVINGS PLAN

                         LEVI STRAUSS ASSOCIATES INC.
                         ----------------------------
                         EMPLOYEE LONG-TERM INVESTMENT
                         -----------------------------
                               AND SAVINGS PLAN
                               ----------------

                                  APPENDIX D
                                  ----------

                        ADDITIONAL ELIGIBLE WITHDRAWALS
                        -------------------------------

        In accordance with Section 8.3(b)(viii), losses relating to natural disasters described herein may form a basis for withdrawals.


        (a)   (a)   Description of Natural Disaster.
                    -------------------------------





              (I)   Limitations.
                    -----------


EMPLOYEE LONG-TERM INVESTMENT
AND SAVINGS PLAN

                                      D-1